                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period: SEPTEMBER 30, 2014

Item 1. Report to Shareholders

ANNUAL REPORT S e p t e m b e r 3 0 , 2 0 1 4

MARKET VECTORS
INDUSTRY ETFs

MARKET VECTORS
BROAD-BASED U.S. ETF

888.MKT.VCTR
marketvectorsetfs.com

The information contained in the management discussion represents the opinions of Market Vectors ETFs and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Market Vectors ETFs are as of September 30, 2014, and are subject to change.

MARKET VECTORS INDUSTRY AND BROAD-BASED U.S. ETFS

(unaudited)

Dear Shareholder:

We are pleased to present this annual report for the seven industry exchange-traded funds (ETFs) and one broad-based U.S. equity ETF of the Market Vectors ETF Trust for the 12-month period ended September 30, 2014.

Market Vectors Morningstar Wide Moat ETF

In just under two and a half years, Market Vectors Morningstar Wide Moat ETF (MOAT)—launched on April 24, 2012 and which seeks to track, before fees and expenses, the Morningstar® Wide Moat Focus IndexSM1—has attracted $853.6 million in assets under management (AUM), an increase of 134% over the past 12 months. On September 16, the fund was renamed the Market Vectors Morningstar Wide Moat ETF to align it more with the identity of the underlying index.

Wide Moat Investing: A Consistently Impressive Batting Average

As described in our semi-annual shareholder letter, batting average is a measure of outperformance versus a benchmark over different time periods. When applied to investing, it indicates how often an investment strategy has outperformed a benchmark through various periods of time. The Morningstar Wide Moat Focus Index continues to feature an impressive batting average measured against the S&P 500® Index, particularly over long-term holding periods.2 As of September 30, the Wide Moat Focus Index had outperformed the S&P 500 Index 70% of the time if held for a year.

Batting Average Shows the Percent of Time Morningstar Wide Moat Focus Index
Outperformed the S&P 500 Index

Monthly Frequency: 3/2007 – 9/2014

Time Periods	91	86	80	56	32
Total Outperformed	46	56	56	54	32
Batting Average	51%	65%	70%	96%	100%

Source: Morningstar, FactSet. Batting Average is measured by dividing the number of periods a portfolio or investment strategy outperforms a benchmark by the total number of periods.

Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

1

MARKET VECTORS INDUSTRY AND BROAD-BASED U.S. ETFS

(unaudited)

Wide Moat investing continues to provide core, long-term strategic access to the broad U.S. equities market. We continue to emphasize the long-term, rather than short-term, potential of Wide Moat investing as illustrated by its batting average.

To subscribe to monthly updates on MOAT and for more information on Morningstar’s approach, please visit our Wide Moat page at www.vaneck.com/special/moat. We also offer quarterly MOAT conference calls.

We will, as always, continue to seek out and evaluate the most attractive opportunities for you as a shareholder. We encourage you stay in touch with us through the videos, email subscriptions, and blogs available on our website (www.vaneck.com). Should you have any questions, please contact us at 1.888.MKT.VCTR or visit www.marketvectorsetfs.com.

Thank you for participating in the Market Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the 12 months ended September 30, 2014. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

October 10, 2014

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The Morningstar® Wide Moat Focus IndexSM is a rules-based, equal-weighted index intended to offer exposure to the 20 most attractively priced companies with sustainable competitive advantages according to Morningstar’s equity research team. Prior to April 24, 2012, Market Vectors Morningstar Wide Moat ETF had no operating history.

[2]	The S&P 500® Index consists of 500 widely held common stocks covering the industrial, utility, financial, and transportation sectors.
2

Management Discussion (unaudited)

The entire suite of eight Market Vectors Industry and Broad-Based U.S. ETFs, except for a single ETF (Gaming), realized healthy positive performance in the 12 months ended September 30, 2014.

Source: Van Eck Global. Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Broad-Based U.S. ETF

Morningstar Wide Moat

For the 12-month period, Market Vectors Morningstar Wide Moat ETF underperformed the S&P® 500 Index‡ by 3.38%. Top contributing sectors were health care, financials and consumer staples. In health care, Allergan, Inc., Amgen, Inc. (both sold by end of the period), and Express Scripts Holding Company (4.8% of Fund assets†) all contributed strongly to the sector’s performance. In financials, The Bank of New York Mellon Corp. and Berkshire Hathaway, Inc. (both sold by end of the period) were the top performers in the sector. Finally, in consumer staples, the food distributor Sysco Corporation (5.0% of Fund assets†) was the single best performing stock. The most significant detractor from performance was Weight Watchers International, Inc. (sold by end of the period), the other three large detractors were Core Laboratories NV (4.7% of Fund assets†), Kinder Morgan, Inc. (sold by end of the period), and Western Union Company (4.7% of Fund assets†).

Industry ETFs

Bank and Brokerage

Since December 2013, when the Federal Reserve Bank (the “Fed”) announced the start of its “taper” program with a reduction of $10 billion in its monthly bond purchases, there have been six further such reductions of $10 billion. The Fed plans to end its bond-buying program, after a final purchase of $15 billion, in October 2014.1 In the meantime, the Fed continues to signal its commitment to low interest rates.2 The continuation of historically low rates over the last 12 months has remained a boon for both bank and brokerage stocks. U.S. companies made the largest contribution to the Fund’s performance. While contributions to return from Germany, Japan, Switzerland, and the U.K. all detracted from performance, contributions to return from Brazil, India, the Netherlands, Canada and Spain (particularly the latter two) were positive.

3

MARKET VECTORS INDUSTRY AND BROAD-BASED U.S. ETFS

(unaudited)

Biotech

Having risen fitfully, if steadily, during the first six months of the 12-month period under review, as the first half drew to a close, biotech stocks took a severe hit in the market, not least on the back of Gilead Sciences, Inc. (15.7% of Fund assets†) being asked by Democrats in the U.S. House of Representatives to explain the pricing ($84,000) of its new hepatitis C treatment drug Sovaldi.3 However, since then, biotech stocks have rallied and, clawing back losses suffered in this hit, the Fund posted a total return for the entire 12-month period of 27.92%.4 U.S. companies contributed by far the most to total return, but there was also a small contribution from Ireland. Illumina, Inc. (4.2% of Fund assets†), Gilead Sciences, Inc. and Biogen Idec, Inc. (8.5% of Fund assets†) all made significant contributions to the Fund’s overall performance. ARIAD Pharmaceuticals, Inc. (sold by end of the period), in particular, detracted from overall performance.

Environmental Services

Environmental services companies have benefited historically, and continue to benefit, from both overall economic growth and, in particular, that of the construction and home-building industries. In addition, consumer preferences regarding environmental and sustainability issues, social awareness and both regulation and legislation are being seen as creating potential opportunities for the industry.5 While U.S. stocks accounted for the majority of the Fund’s total return, a significant positive contribution also came from French company Veolia Environnement SA (9.9% of Fund assets†), with the single Canadian stock in the Fund, Progressive Waste Solutions Ltd. (2.8% of Fund assets†), making only a very small positive contribution to overall return.

Gaming

Having risen haltingly, if progressively, during the first six months of the 12-month period under review, soon after the first half, gaming sector stocks started to shed their gains, ending the second six months of the period well below their jumping off point for the year. The Fund posted a total return for the entire 12-month period with a decline of 7.76%. With VIP revenue impacted by a corruption campaign, and falling house prices in China, in August gambling revenues in Macau, the world’s biggest gaming hub, recorded their third consecutive monthly decline.6 Even so, however, for the month of August alone, gaming in the southern Chinese territory pulled in more than half of what the Las Vegas casinos earn in a year.7 Stocks from Hong Kong (gaming companies in Macau) were, by far, the most significant detractors from the Fund’s overall performance. U.S. gaming stocks made the greatest positive contribution to overall performance.

Pharmaceutical

During the 12-month period, pharmaceutical stocks went from strength to strength. At approximately $980 billion in 2013, global pharmaceutical sales were at their highest ever. In 2014, sales are expected to rise to $1 trillion.8 In addition, the pharmaceutical industry is expected to report a record high in new drug approvals in 2014. By the end of August, the U.S. Food and Drug Administration’s Center for Research and Evaluation had approved some 26 new molecular entities for the year. This is one short of the 27 approved in 2013.9 As a result, the Fund posted a notable total return for the 12-month period of 35.19%. All countries contributed positively, with the U.S. contributing most substantially to the Fund’s overall performance and the United Kingdom being the second largest contributor.

Retail

Despite a rocky period in the first quarter of 2014, the 12-month period ended September 30, 2014 brought with it positive performance and the Fund returned 13.65%. In August, on the back of both lower gas prices and better job growth, retail sales growth of 0.6% (July was 0.3%) was the biggest increase in four months.10 In addition, in September, consumer confidence rose to its highest level in more than a year.11 According to Thomson Reuters/University of Michigan as reported on September 12, its preliminary index for the month rose to 84.6, a level not recorded since July 2013. (In contrast, however, as reported at the end of September, another gauge of sentiment, the Conference Board Consumer Confidence Index, fell to a four-month low in September.12) While retail drug stores and health care distributors made by far the greatest contributions to total return, department stores, hypermarkets and supercenters, and home improvement retail, all also contributed positive percentages to the Fund’s overall performance. The most significant detractors from performance were home furnishing retail and specialty stores.

4

Semiconductor

Having exceeded $300 billion in 2013 for the first time ever, semiconductor sales have been forecast to increase further, by 6.7%, to $326.2 billion in 2014.13,14 At the end of June 2014, the Semiconductor Industry Association reported that, during the first half of the year, sales were 11.1% higher than they were at the same stage in 2013, itself a record year.15 July sales alone were $28.1 billion, up 9.9% from $25.2 billion in July 2013, and the industry’s highest-ever total for monthly sales.16 One of the major drivers for growth going forward is expected to be IoT, or the “Internet of Things”, with an impact not only on the memory sector, but also the integrated circuit (IC) design, foundry, and outsourced assembly and test sectors.17 Although contributing the most to the Fund’s total return, the industry’s strong positive performance over the period was not restricted to the U.S. alone, with stocks from both Taiwan and Singapore making positive contributions. However, stocks from both the Netherlands and the United Kingdom detracted from performance.

†	All Fund assets referenced are Total Net Assets as of September 30, 2014.
All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.
‡	S&P 500® Index, calculated with dividends reinvested, consists of 500 widely held common stocks covering the industrial, utility, financial and transportation sectors.
[1]	Bloomberg QuickTake: The Fed’s Taper, http://www.bloombergview.com/quicktake/federal-reserve-quantitative-easing-tape
[2]	Washington Examiner: Federal Reserve keeps commitment to low rates, http://washingtonexaminer.com/federal-reserve-keeps-commitment-to-low-rates/article/2553551#null
[3]	Bloomberg: Are Biotech Stocks a Popping Bubble? That’s the $84,000 Question, http://www.bloomberg.com/news/2014-03-24/are-biotech-stocks-a-popping-bubble-that-s-the-84-000-question.html
[4]	The Wall Street Journal: After Spring Selloff, Biotech Stocks Are Booming Again, http://blogs.wsj.com/moneybeat/2014/08/27/after-spring-selloff-biotech-stocks-are-booming-again/
[5]	Harris Williams & Co.: Environmental Services, Industry Update, March 2014, http://www.harriswilliams.com/sites/default/files/industry_reports/es_monthly_reader_march_2014.pdf
[6]	Reuters: Update 1-Macau gambling revenue declines for third consecutive month, http://www.reuters.com/article/2014/09/01/macau-gambling-results-idUSL3N0R221M20140901
[7]	Ibid.
[8]	Thomson Reuters: Thomson Reuters Annual Pharmaceutical Factbook Projects Industry’s Sales Will Reach $1 Trillion in 2014, http://thomsonreuters.com/press-releases/092014/pharmaceutical-factbook-2014
[9]	DCAT CONNECT: Pharma Industry on Track to Outpace New Drug Approvals in 2014, http://connect.dcat.org/blogs/patricia-van-arnum/2014/08/26/pharma-industry-on-track-to-outpace-new-drug-approvals-in-2014#.VCGeHlcppMd
[10]	Bloomberg: Retail Sales Increase in U.S. by Most in Four Months, http://www.bloomberg.com/news/print/2014-09-12/retail-sales-in-u-s-increased-in-august-by-most-in-four-months.html
[11]	Ibid.
[12]	Bloomberg: Consumer Confidence in U.S. Decreases to a Four-Month Low, http://www.bloomberg.com/news/print/2014-09-30/consumer-confidence-index-in-u-s-decreased-to-86-in-september.html
[13]	Forbes: Semiconductors - A Crazy Industry, http://www.forbes.com/sites/jimhandy/2014/02/11/semiconductors-a-crazy-industry-2/
[14]	Taipei Times: Semiconductor output to grow by 6 percent a year, http://www.taipeitimes.com/News/biz/archives/2014/09/17/2003599864
[15]	Semiconductor Industry Association: Global Semiconductor Industry on Pace for Record Sales Through First Half of 2014, http://www.semiconductors.org/news/2014/08/04/global_sales_report_2014/global_semiconductor_industry_on_pace_for_record_sales_through_first_half_of_2014/
[16]	Semiconductor Industry Association: Global Semiconductor Market Maintains Broad, Consistent Growth in July, http://www.semiconductors.org/news/2014/09/02/global_sales_report_2014/global_semiconductor_market_maintains_broad_consistent_growth_in_july/
[17]	Taipei Times: Semiconductor output to grow by 6 percent a year, http://www.taipeitimes.com/News/biz/archives/2014/09/17/2003599864
5

BANK AND BROKERAGE ETF (RKH)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVRKHTR[2]
One Year	10.94%	10.98%	10.78%
Life* (annualized)	22.18%	21.66%	21.36%
Life* (cumulative)	74.55%	72.49%	71.30%
*since 12/20/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Bank and Brokerage ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.07% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors US Listed Bank and Brokerage 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Bank and Brokerage ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

6

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Bank and Brokerage 25 Index (MVRKHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies engaged primarily on a global basis that derive the majority of their revenues from banking, which includes a broad range of financial services such as investment banking, brokerage services and corporate lending to large institutions.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Bank and Brokerage ETF (RKH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RKH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.3%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.3%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	6	0.9%
Greater than or Equal to 0.5% And Less Than 1.0%	14	2.0%
Greater than or Equal to 0.0% And Less Than 0.5%	281	40.5%
Greater than or Equal to -0.5% And Less Than 0.0%	309	44.5%
Greater than or Equal to -1.0% And Less Than -0.5%	30	4.3%
Greater than or Equal to -1.5% And Less Than -1.0%	10	1.4%
Greater than or Equal to -2.0% And Less Than -1.5%	4	0.6%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	8	1.2%
Less Than -3.0%	24	3.5%
	694	100.0%

* First day of secondary market trading.

7

BIOTECH ETF (BBH)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVBBHTR[2]
One Year	27.92%	27.92%	28.12%
Life* (annualized)	48.68%	48.63%	48.90%
Life* (cumulative)	201.30%	201.04%	202.55%
*since 12/20/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Biotech ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.41% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors US Listed Biotech 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Biotech ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

8

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Biotech 25 Index (MVBBHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive most of their revenues from biotechnology, which includes biotechnology research and development as well as production, marketing and sales of drugs based on genetic analysis and diagnostic equipment.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Biotech ETF (BBH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BBH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	3	0.4%
Greater than or Equal to 1.0% And Less Than 1.5%	4	0.6%
Greater than or Equal to 0.5% And Less Than 1.0%	1	0.1%
Greater than or Equal to 0.0% And Less Than 0.5%	393	56.8%
Greater than or Equal to -0.5% And Less Than 0.0%	255	36.7%
Greater than or Equal to -1.0% And Less Than -0.5%	4	0.6%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.1%
Greater than or Equal to -2.0% And Less Than -1.5%	6	0.9%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	22	3.2%
	694	100.0%

* First day of secondary market trading.

9

ENVIRONMENTAL SERVICES ETF (EVX)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	AXENV[2]
One Year	4.80%	4.62%	4.09%
Five Year	11.13%	11.06%	11.49%
Life* (annualized)	7.29%	7.29%	7.72%
Life* (cumulative)	75.19%	75.18%	81.04%
*since 10/10/06

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Environmental Services ETF was 10/10/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.92% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

NYSE Arca Environmental Services Index (AXENV) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation. NYSE Euronext neither sponsors nor endorses the Fund and makes no representation as to the accuracy and/or completeness of AXENV or results to be obtained by any person from using the AXENV in connection with trading of the Fund.

10

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Environmental Services Index (AXENV) is a modified equal dollar-weighted index comprised of publicly traded companies that are involved in the management, removal and storage of consumer waste and industrial byproducts and related environmental services.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Environmental Services ETF (EVX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EVX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 16, 2006* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.3%
Greater than or Equal to 1.5% And Less Than 2.0%	16	0.8%
Greater than or Equal to 1.0% And Less Than 1.5%	36	1.8%
Greater than or Equal to 0.5% And Less Than 1.0%	96	4.8%
Greater than or Equal to 0.0% And Less Than 0.5%	686	34.5%
Greater than or Equal to -0.5% And Less Than 0.0%	914	45.8%
Greater than or Equal to -1.0% And Less Than -0.5%	155	7.8%
Greater than or Equal to -1.5% And Less Than -1.0%	45	2.3%
Greater than or Equal to -2.0% And Less Than -1.5%	21	1.1%
Greater than or Equal to -2.5% And Less Than -2.0%	4	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.2%
Less Than -3.0%	4	0.2%
	1,989	100.0%

* First day of secondary market trading.

11

GAMING ETF (BJK)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVBJKTR[2]
One Year	(7.56)%	(7.76)%	(7.26)%
Five Year	13.54%	13.55%	14.07%
Life* (annualized)	3.47%	3.45%	4.33%
Life* (cumulative)	25.61%	25.46%	32.78%
*since 1/22/08

Index data prior to September 24, 2012 reflects that of the S-Network Global Gaming Index (WAGRT). From September 24, 2012 forward, the index data reflects that of the Fund’s underlying index, Market Vectors Global Gaming Index (MVBJKTR). Index history which includes periods prior to September 24, 2012 reflects a blend of the performance of WAGRT and MVBJKTR and is not intended for third party use.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Gaming ETF was 1/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/22/08) to the first day of secondary market trading in shares of the Fund (1/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.73% / Net Expense Ratio 0.65%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

12

Market Vectors Global Gaming Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Gaming ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors Global Gaming Index (MVBJKTR) is a rules based index intended to give investors a means of tracking the overall performance of the largest and most liquid companies in the global gaming industry that generate at least 50% of their revenues from casinos and hotels, sports betting (including internet gambling and racetracks) and lottery services as well as gaming services, gaming technology and gaming equipment.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Gaming ETF (BJK)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BJK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 24, 2008* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	5	0.3%
Greater than or Equal to 4.5% And Less Than 5.0%	4	0.2%
Greater than or Equal to 4.0% And Less Than 4.5%	5	0.3%
Greater than or Equal to 3.5% And Less Than 4.0%	1	0.1%
Greater than or Equal to 3.0% And Less Than 3.5%	13	0.8%
Greater than or Equal to 2.5% And Less Than 3.0%	17	1.0%
Greater than or Equal to 2.0% And Less Than 2.5%	22	1.3%
Greater than or Equal to 1.5% And Less Than 2.0%	24	1.4%
Greater than or Equal to 1.0% And Less Than 1.5%	39	2.3%
Greater than or Equal to 0.5% And Less Than 1.0%	95	5.7%
Greater than or Equal to 0.0% And Less Than 0.5%	373	22.3%
Greater than or Equal to -0.5% And Less Than 0.0%	690	41.4%
Greater than or Equal to -1.0% And Less Than -0.5%	255	15.2%
Greater than or Equal to -1.5% And Less Than -1.0%	57	3.4%
Greater than or Equal to -2.0% And Less Than -1.5%	24	1.4%
Greater than or Equal to -2.5% And Less Than -2.0%	11	0.7%
Greater than or Equal to -3.0% And Less Than -2.5%	9	0.5%
Greater than or Equal to -3.5% And Less Than -3.0%	7	0.4%
Greater than or Equal to -4.0% And Less Than -3.5%	6	0.4%
Greater than or Equal to -4.5% And Less Than -4.0%	4	0.2%
Greater than or Equal to -5.0% And Less Than -4.5%	2	0.1%
Less Than -5.0%	10	0.6%
	1,673	100.0%

* First day of secondary market trading.

13

MORNINGSTAR WIDE MOAT ETF (MOAT)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MWMFTR[2]
One Year	16.24%	16.35%	16.81%
Life* (annualized)	20.53%	20.47%	20.98%
Life* (cumulative)	57.58%	57.38%	59.01%
*since 4/24/12

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Morningstar Wide Moat ETF was 4/24/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/12) to the first day of secondary market trading in shares of the Fund (4/25/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.50% / Net Expense Ratio 0.49%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

The Morningstar® Wide Moat Focus IndexSM was created and is maintained by Morningstar, Inc. Morningstar, Inc. does not sponsor, endorse, issue, sell, or promote the Market Vectors Morningstar Wide Moat ETF and bears no liability with respect to that ETF or any security. Morningstar® is a registered trademark of Morningstar, Inc. Morningstar® Wide Moat Focus IndexSM is a service mark of Morningstar, Inc.

14

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Morningstar Wide Moat ETF (MOAT)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MOAT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 25, 2012* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	2	0.3%
Greater than or Equal to 0.0% And Less Than 0.5%	526	86.4%
Greater than or Equal to -0.5% And Less Than 0.0%	78	12.8%
Greater than or Equal to -1.0% And Less Than -0.5%	3	0.5%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	609	100.0%

* First day of secondary market trading.

15

PHARMACEUTICAL ETF (PPH)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVPPHTR[2]
One Year	35.39%	35.19%	35.09%
Life* (annualized)	26.15%	25.69%	25.55%
Life* (cumulative)	90.80%	88.85%	88.28%
*since 12/20/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Pharmaceutical ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.42% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors US Listed Pharmaceutical 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Pharmaceutical ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

16

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Pharmaceutical 25 Index (MVPPHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive most their revenues from pharmaceuticals, which includes pharmaceutical research and development as well as production, marketing and sales of pharmaceuticals.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Pharmaceutical ETF (PPH)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PPH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	3	0.4%
Greater than or Equal to 0.5% And Less Than 1.0%	5	0.7%
Greater than or Equal to 0.0% And Less Than 0.5%	363	52.4%
Greater than or Equal to -0.5% And Less Than 0.0%	297	42.8%
Greater than or Equal to -1.0% And Less Than -0.5%	4	0.6%
Greater than or Equal to -1.5% And Less Than -1.0%	2	0.3%
Greater than or Equal to -2.0% And Less Than -1.5%	3	0.4%
Greater than or Equal to -2.5% And Less Than -2.0%	5	0.7%
Greater than or Equal to -3.0% And Less Than -2.5%	4	0.6%
Less Than -3.0%	7	1.0%
	694	100.0%

* First day of secondary market trading.

17

RETAIL ETF (RTH)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVRTHTR[2]
One Year	13.81%	13.65%	13.54%
Life* (annualized)	22.05%	21.50%	21.26%
Life* (cumulative)	74.03%	71.87%	70.92%
*since 12/20/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Retail ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.63% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors US Listed Retail 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Retail ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

18

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Retail 25 Index (MVRTHTR) is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive most of their revenues from retail, which includes retail distribution; wholesalers; online, direct mail and TV retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Retail ETF (RTH)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RTH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	2	0.3%
Greater than or Equal to 0.5% And Less Than 1.0%	1	0.1%
Greater than or Equal to 0.0% And Less Than 0.5%	345	49.9%
Greater than or Equal to -0.5% And Less Than 0.0%	341	49.1%
Greater than or Equal to -1.0% And Less Than -0.5%	3	0.4%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	694	100.0%

* First day of secondary market trading.

19

SEMICONDUCTOR ETF (SMH)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVSMHTR[2]
One Year	30.11%	30.13%	30.03%
Life* (annualized)	22.67%	22.80%	22.64%
Life* (cumulative)	76.53%	77.04%	76.38%
*since 12/20/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Semiconductor ETF was 12/20/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.41% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors US Listed Semiconductor 25 Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Semiconductor ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

20

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors US Listed Semiconductor 25 Index (MVSMHTR) is a rules-based, rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies that derive most of their revenues from semiconductors, which includes the production of semiconductors and semiconductor equipment.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Semiconductor ETF (SMH)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SMH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	4	0.6%
Greater than or Equal to 0.5% And Less Than 1.0%	1	0.1%
Greater than or Equal to 0.0% And Less Than 0.5%	338	48.8%
Greater than or Equal to -0.5% And Less Than 0.0%	347	50.1%
Greater than or Equal to -1.0% And Less Than -0.5%	1	0.1%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.1%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	694	100.0%

* First day of secondary market trading.

21

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2014 to September 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* April 1, 2014- September 30, 2014
Bank and Brokerage ETF
Actual	$1,000.00	$1,021.40	0.35%	$1.77
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Biotech ETF
Actual	$1,000.00	$1,164.00	0.35%	$1.90
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Environmental Services ETF
Actual	$1,000.00	$981.30	0.55%	$2.73
Hypothetical**	$1,000.00	$1,022.31	0.55%	$2.79
Gaming ETF
Actual	$1,000.00	$841.70	0.66%	$3.05
Hypothetical**	$1,000.00	$1,021.76	0.66%	$3.35
Morningstar Wide Moat ETF
Actual	$1,000.00	$1,067.20	0.49%	$2.54
Hypothetical**	$1,000.00	$1,022.61	0.49%	$2.48
Pharmaceutical ETF
Actual	$1,000.00	$1,100.20	0.35%	$1.84
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Retail ETF
Actual	$1,000.00	$1,048.30	0.35%	$1.80
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
Semiconductor ETF
Actual	$1,000.00	$1,120.60	0.35%	$1.86
Hypothetical**	$1,000.00	$1,023.31	0.35%	$1.78
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2014) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
22

BANK AND BROKERAGE ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number of Shares		Value

COMMON STOCKS: 98.0%
Brazil: 1.5%
16,161	Banco Bradesco SA (ADR)	$230,294
Canada: 12.2%
4,025	Bank of Montreal (USD)	296,321
7,185	Bank of Nova Scotia (USD)	444,392
8,976	Royal Bank of Canada (USD)	641,335
11,185	Toronto-Dominion Bank (USD)	552,427
		1,934,475
Germany: 2.3%
10,484	Deutsche Bank AG (USD)	365,472
India: 0.7%
2,292	ICICI Bank Ltd. (ADR)	112,537
Japan: 4.1%
114,555	Mitsubishi UFJ Financial Group, Inc. (ADR)	642,654
Netherlands: 2.8%
31,195	ING Groep NV (ADR) *	442,657
Spain: 9.1%
47,607	Banco Bilbao Vizcaya Argentaria SA (ADR)	571,284
92,135	Banco Santander SA (ADR) †	875,283
		1,446,567
Switzerland: 5.1%
10,713	Credit Suisse Group AG (ADR)	296,107
29,205	UBS AG (USD)	507,291
		803,398
United Kingdom: 10.7%
27,558	Barclays Plc (ADR)	408,134
25,314	HSBC Holdings Plc (ADR)	1,287,976
		1,696,110
United States: 49.5%
76,779	Bank of America Corp.	1,309,082
7,905	Charles Schwab Corp.	232,328
21,903	Citigroup, Inc.	1,135,014
2,779	Goldman Sachs Group, Inc.	510,141
26,884	JPMorgan Chase & Co.	1,619,492
11,273	Morgan Stanley	389,708
4,022	The PNC Financial Services Group, Inc.	344,203
11,949	U.S. Bancorp	499,827
34,505	Wells Fargo & Co.	1,789,774
		7,829,569
Total Common Stocks (Cost: $14,275,081)		15,503,733
Number of Shares		Value

PREFERRED STOCK: 1.8%
Brazil: 1.8% (Cost: $297,130)
20,763	Itau Unibanco Holding SA (ADR)	$288,190
MONEY MARKET FUND: 0.2% (Cost: $35,795)
35,795	Dreyfus Government Cash Management Fund	35,795
Total Investments Before Collateral for Securities Loaned: 100.0%
(Cost: $14,608,006)		15,827,718
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 5.4%
(Cost: $851,542)
Money Market Fund: 5.4%
851,542	Bank of New York Overnight Government Fund	851,542
Total Investments: 105.4% (Cost: $15,459,548)		16,679,260
Liabilities in excess of other assets: (5.4)%		(856,614)
NET ASSETS: 100.0%		$15,822,646

See Notes to Financial Statements

23

BANK AND BROKERAGE ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $831,089.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Diversified Banks	80.3%	$12,704,016
Diversified Capital Markets	7.4	1,168,870
Investment Banking & Brokerage	7.1	1,132,177
Other Diversified Financial Services	2.8	442,657
Regional Banks	2.2	344,203
Money Market Fund	0.2	35,795
	100.0%	$15,827,718

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$15,503,733	$—	$—	$15,503,733
Preferred Stock*	288,190	—	—	288,190
Money Market Funds	887,337	—	—	887,337
Total	$16,679,260	$—	$—	$16,679,260

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements

24

BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number of Shares		Value

COMMON STOCKS: 99.8%
Ireland: 1.6%
207,521	Alkermes Plc (USD) *	$8,896,425
Netherlands: 3.1%
743,794	Qiagen NV (USD) *	16,936,189
United States: 95.1%
164,379	Alexion Pharmaceuticals, Inc. *	27,257,326
440,299	Amgen, Inc.	61,844,398
138,704	Biogen Idec, Inc. *	45,884,670
272,162	BioMarin Pharmaceutical, Inc. *	19,639,210
549,935	Celgene Corp. *	52,122,839
129,883	Cepheid, Inc. *	5,718,748
119,563	Charles River Laboratories International, Inc. *	7,142,694
118,663	Covance, Inc. *	9,338,778
164,352	Cubist Pharmaceuticals, Inc. *	10,903,112
794,445	Gilead Sciences, Inc. *	84,568,670
137,568	Illumina, Inc. *	22,550,147
341,514	Incyte Corp. *	16,751,262
36,988	Intercept Pharmaceuticals, Inc. *	8,754,690
217,806	Isis Pharmaceuticals, Inc. * †	8,457,407
188,499	Medivation, Inc. *	18,636,896
124,309	Myriad Genetics, Inc. * †	4,794,598
231,256	NPS Pharmaceuticals, Inc. *	6,012,656
157,992	Pharmacyclics, Inc. *	18,553,001
50,360	Puma Biotechnology, Inc. *	12,014,385
69,165	Regeneron Pharmaceuticals, Inc. *	24,935,366
109,796	Seattle Genetics, Inc. * †	4,082,215
107,626	United Therapeutics Corp. *	13,846,085
258,671	Vertex Pharmaceuticals, Inc. *	29,051,340
		512,860,493
Total Common Stocks (Cost: $453,261,387)		538,693,107
MONEY MARKET FUND: 0.2% (Cost: $898,022)
898,022	Dreyfus Government Cash Management Fund	898,022
Total Investments Before Collateral for Securities Loaned: 100.0%
(Cost: $454,159,409)		539,591,129
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.8%
Repurchase Agreements: 2.8%
$740,829	Repurchase agreement dated 9/30/14 with Credit Agricole CIB, 0.010% due 10/1/14, proceeds $740,829; (collateralized by various U.S. government and agency obligations, 0.00% to 1.38%, due 4/30/16 to 1/31/20, valued at $755,646 including accrued interest)	$740,829
3,519,049	Repurchase agreement dated 9/30/14 with Daiwa Capital Markets America, 0.010% due 10/1/14, proceeds $3,519,050; (collateralized by various U.S. government and agency obligations, 0.00% to 9.88%, due 10/23/14 to 3/1/48, valued at $3,589,430 including accrued interest)	3,519,049
3,519,049	Repurchase agreement dated 9/30/14 with HSBC Securities USA, Inc., 0.000% due 10/1/14, proceeds $3,519,049; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 10/15/14 to 7/15/32, valued at $3,589,443 including accrued interest)	3,519,049
3,519,049	Repurchase agreement dated 9/30/14 with Mizuho Securities USA, Inc., 0.010% due 10/1/14, proceeds $3,519,050; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 3/12/15 to 6/20/44, valued at $3,589,432 including accrued interest)	3,519,049
3,519,049	Repurchase agreement dated 9/30/14 with Morgan Stanley & Co. LLC, 0.000% due 10/1/14, proceeds $3,519,049; (collateralized by various U.S. government and agency obligations, 0.00% to 9.50%, due 11/5/14 to 10/1/44, valued at $3,589,430 including accrued interest)	3,519,049
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $14,817,025)		14,817,025
Total Investments: 102.8% (Cost: $468,976,434)		554,408,154
Liabilities in excess of other assets: (2.8)%		(14,985,082)
NET ASSETS: 100.0%		$539,423,072

See Notes to Financial Statements

25

BIOTECH ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $14,142,343.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Biotechnology	87.2%	$470,710,914
Health Care	2.2	12,014,385
Life Sciences Tools & Services	10.4	55,967,808
Money Market Fund	0.2	898,022
	100.0%	$539,591,129

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$538,693,107	$—	$—	$538,693,107
Money Market Fund	898,022	—	—	898,022
Repurchase Agreements	—	14,817,025	—	14,817,025
Total	$539,591,129	$14,817,025	$—	$554,408,154

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements

26

ENVIRONMENTAL SERVICES ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number of Shares		Value

COMMON STOCKS: 100.0%
Canada: 2.8%
17,784	Progressive Waste Solutions Ltd. (USD)	$458,294
France: 9.9%
90,705	Veolia Environnement SA (ADR)	1,591,873
United States: 87.3%
16,776	ABM Industries, Inc.	430,975
21,643	Advanced Emissions Solutions, Inc. *	460,347
22,778	Calgon Carbon Corp. *	441,438
13,034	Cantel Medical Corp.	448,109
23,643	Ceco Environmental Corp.	316,816
7,106	Clarcor, Inc.	448,246
8,100	Clean Harbors, Inc. *	436,752
21,141	Covanta Holding Corp.	448,612
24,335	Darling International, Inc. *	445,817
11,090	Donaldson Company, Inc.	450,587
84,363	Energy Recovery, Inc. *	298,645
30,358	Layne Christensen Co. * †	294,776
36,639	Newpark Resources, Inc. *	455,789
21,995	Nuverra Environmental Solutions * †	324,426
178,353	Rentech, Inc. *	304,984
41,987	Republic Services, Inc.	1,638,333
18,268	Schnitzer Steel Industries, Inc.	439,345
14,085	Stericycle, Inc. *	1,641,748
8,211	Steris Corp.	443,066
6,698	Tennant Co.	449,369
8,039	Tenneco, Inc. *	420,520
Number of Shares		Value

United States: (continued)
18,073	Tetra Tech, Inc.	$451,463
10,485	US Ecology, Inc.	490,279
9,251	Waste Connections, Inc.	448,858
34,830	Waste Management, Inc.	1,655,470
		14,084,770
Total Common Stocks (Cost: $14,970,872)		16,134,937
MONEY MARKET FUND: 0.3% (Cost: $47,701)
47,701	Dreyfus Government Cash Management Fund	47,701
Total Investments Before Collateral for Securities Loaned: 100.3%
(Cost: $15,018,573)		16,182,638
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 4.0%
(Cost: $651,490)
Money Market Fund: 4.0%
651,490	Bank of New York Overnight Government Fund	651,490
Total Investments: 104.3% (Cost: $15,670,063)		16,834,128
Liabilities in excess of other assets: (4.3)%		(692,316)
NET ASSETS: 100.0%		$16,141,812

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $559,343.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.6%	$420,520
Consumer Staples	2.8	445,817
Energy	4.8	780,215
Health Care	5.5	891,175
Industrials	64.0	10,359,223
Materials	10.2	1,646,114
Utilities	9.8	1,591,873
Money Market Fund	0.3	47,701
	100.0%	$16,182,638

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$16,134,937	$—	$—	$16,134,937
Money Market Funds	699,191	—	—	699,191
Total	$16,834,128	$—	$—	$16,834,128

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements

27

GAMING ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number of Shares		Value

COMMON STOCKS: 98.2%
Australia: 10.0%
146,124	Aristocrat Leisure Ltd. #	$746,746
117,319	Crown Ltd. #	1,415,831
138,307	Echo Entertainment Group Ltd. #	396,136
218,737	TABCORP Holdings Ltd. #	691,308
397,484	Tatts Group Ltd. #	1,093,714
		4,343,735
Canada: 2.1%
33,728	Amaya Gaming Group, Inc. *	933,779
China / Hong Kong: 25.3%
524,240	Galaxy Entertainment Group Ltd. #	3,043,655
415,000	Macau Legend Development Ltd. * † #	209,961
44,735	Melco Crown Entertainment Ltd. (ADR)	1,176,083
161,400	Melco International Development Ltd. #	374,097
269,300	MGM China Holdings Ltd. #	775,997
534,000	Sands China Ltd. #	2,785,683
583,000	SJM Holdings Ltd. #	1,109,925
468,800	Wynn Macau Ltd. #	1,493,995
		10,969,396
Greece: 1.7%
31,236	Intralot SA * #	63,171
52,408	OPAP SA #	687,342
		750,513
Ireland: 1.7%
10,450	Paddy Power Plc #	752,675
Italy: 1.1%
19,723	GTECH S.p.A. † #	466,860
Japan: 3.8%
17,279	Sankyo Co. Ltd. #	619,130
63,500	Sega Sammy Holdings, Inc. #	1,022,231
		1,641,361
Malaysia: 7.3%
230,217	Berjaya Sports Toto Bhd #	267,674
502,838	Genting Bhd #	1,453,880
931,798	Genting Malaysia Bhd #	1,187,015
275,400	Magnum Bhd #	251,623
		3,160,192
New Zealand: 1.0%
150,007	Sky City Entertainment Group Ltd. #	426,670
Singapore: 3.9%
1,893,400	Genting Singapore Plc #	1,691,541
South Africa: 0.8%
33,456	Sun International Ltd.	354,452
Number of Shares		Value

South Korea: 3.6%
32,396	Kangwon Land, Inc. #	$1,097,591
14,062	Paradise Co. Ltd. #	459,590
		1,557,181
Sweden: 0.7%
8,893	Betsson AB #	315,014
United Kingdom: 8.2%
201,267	Bwin.Party Digital Entertainment Plc #	295,252
89,619	IG Group Holdings Plc #	861,992
199,112	Ladbrokes Plc #	416,202
62,399	Playtech Ltd. #	724,461
208,950	William Hill Plc #	1,248,686
		3,546,593
United States: 27.0%
7,777	Bally Technologies, Inc. *	627,604
21,647	Boyd Gaming Corp. *	219,934
16,356	Global Cash Access Holdings, Inc. *	110,403
61,316	International Game Technology	1,034,401
58,506	Las Vegas Sands Corp.	3,639,658
102,754	MGM Mirage *	2,340,736
16,466	Penn National Gaming, Inc. *	184,584
12,327	Pinnacle Entertainment, Inc. *	309,284
14,725	Scientific Games Corp. *	158,588
16,409	Wynn Resorts Ltd.	3,069,796
		11,694,988
Total Common Stocks (Cost: $42,308,563)		42,604,950
REAL ESTATE INVESTMENT TRUST: 1.6% (Cost: $868,841)
United States: 1.6%
22,074	Gaming and Leisure Properties, Inc.	682,087
Total Investments Before Collateral for Securities Loaned: 99.8%
(Cost: $43,177,404)		43,287,037
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.6%
(Cost: $710,082)
Money Market Fund: 1.6%
710,082	Bank of New York Overnight Government Fund	710,082

Total Investments: 101.4% (Cost: $43,887,486)		43,997,119
Liabilities in excess of other assets: (1.4)%		(613,065)
NET ASSETS: 100.0%		$43,384,054

See Notes to Financial Statements

28

ADR	American Depositary Receipt
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $668,261.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $28,445,648 which represents 65.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Casino Hotels	60.5%	$26,196,998
Casino Services	12.2	5,261,925
Commercial Services - Finance	0.2	110,403
Computer Software	1.7	724,461
Diversified Operations	1.4	625,720
Finance - Other Services	2.0	861,992
Gambling (Non-Hotel)	13.4	5,797,038
Internet Gambling	1.4	610,266
Leisure & Recreation Products	2.4	1,022,231
Lottery Services	4.4	1,891,419
Racetracks	0.4	184,584
	100.0%	$43,287,037

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$4,343,735	$—	$4,343,735
Canada	933,779	—	—	933,779
China / Hong Kong	1,176,083	9,793,313	—	10,969,396
Greece	—	750,513	—	750,513
Ireland	—	752,675	—	752,675
Italy	—	466,860	—	466,860
Japan	—	1,641,361	—	1,641,361
Malaysia	—	3,160,192	—	3,160,192
New Zealand	—	426,670	—	426,670
Singapore	—	1,691,541	—	1,691,541
South Africa	354,452	—	—	354,452
South Korea	—	1,557,181	—	1,557,181
Sweden	—	315,014	—	315,014
United Kingdom	—	3,546,593	—	3,546,593
United States	11,694,988	—	—	11,694,988
Real Estate Investment Trust
United States	682,087	—	—	682,087
Money Market Fund	710,082	—	—	710,082
Total	$15,551,471	$28,445,648	$—	$43,997,119

During the year ended September 30, 2014, transfers of securities from Level 1 to Level 2 were $342,600. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

29

MORNINGSTAR WIDE MOAT ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number of Shares		Value

COMMON STOCKS: 100.1%
Capital Goods: 5.0%
1,668,370	General Electric Co.	$42,743,640
Consumer Durables & Apparel: 5.2%
295,722	Polaris Industries, Inc.	44,296,198
Diversified Financials: 5.2%
227,560	Intercontinental Exchange, Inc.	44,385,578
Energy: 19.4%
276,585	Core Laboratories NV	40,478,215
447,204	Exxon Mobil Corp.	42,059,536
531,280	National Oilwell Varco, Inc.	40,430,408
415,214	Schlumberger Ltd.	42,223,112
		165,191,271
Food & Staples Retailing: 5.0%
1,131,582	Sysco Corp.	42,943,537
Food, Beverage & Tobacco: 5.1%
731,570	Lorillard, Inc.	43,828,359
Health Care Equipment & Services: 9.6%
575,116	Baxter International, Inc.	41,276,075
576,875	Express Scripts Holding Co. *	40,744,681
		82,020,756
Household & Personal Products: 5.1%
517,623	The Procter & Gamble Co.	43,345,750
Materials: 5.1%
383,099	Monsanto Co.	43,102,469
Retailing: 4.9%
130,666	Amazon.com, Inc. *	42,131,945
Software & Services: 15.4%
847,251	eBay, Inc. *	47,979,824
226,037	International Business Machines Corp.	42,908,604
2,514,182	The Western Union Co. †	40,327,479
		131,215,907
Technology Hardware & Equipment: 5.0%
570,192	Qualcomm, Inc.	42,633,256
Transportation: 4.9%
1,031,062	Expeditors International of Washington, Inc.	41,840,496
Utilities: 5.2%
1,310,358	Exelon Corp.	44,670,104
Total Common Stocks (Cost: $856,460,072)		854,349,266
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.4%
Repurchase Agreements: 1.4%
$2,939,172	Repurchase agreement dated 9/30/14 with Citigroup Global Markets, Inc., 0.010% due 10/1/14, proceeds $2,939,173; (collateralized by various U.S. government and agency obligations, 0.00% to 7.00%, due 9/1/15 to 9/15/49, valued at $2,997,956 including accrued interest)	$2,939,172
618,754	Repurchase agreement dated 9/30/14 with Credit Agricole CIB, 0.010% due 10/1/14, proceeds $618,754; (collateralized by various U.S. government and agency obligations, 0.00% to 1.38%, due 4/30/16 to 1/31/20, valued at $631,129 including accrued interest)	618,754
2,939,172	Repurchase agreement dated 9/30/14 with Daiwa Capital Markets America, 0.010% due 10/1/14, proceeds $2,939,173; (collateralized by various U.S. government and agency obligations, 0.00% to 11.25%, due 10/23/14 to 3/1/48, valued at $2,997,955 including accrued interest)	2,939,172
2,939,172	Repurchase agreement dated 9/30/14 with HSBC Securities USA, Inc., 0.000% due 10/1/14, proceeds $2,939,172; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 10/15/14 to 7/15/32, valued at $2,997,966 including accrued interest)	2,939,172
2,939,172	Repurchase agreement dated 9/30/14 with Nomura Securities International, Inc., 0.001% due 10/1/14, proceeds $2,939,172; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 10/2/14 to 10/1/44, valued at $2,997,956 including accrued interest)	2,939,172
TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED
(Cost: $12,375,442)		12,375,442
Total Investments: 101.5% (Cost: $868,835,514)		866,724,708
Liabilities in excess of other assets: (1.5)%		(13,109,124)
NET ASSETS: 100.0%		$853,615,584

See Notes to Financial Statements

30

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $12,030,000.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	10.1%	$86,428,143
Consumer Staples	15.2	130,117,646
Energy	19.3	165,191,271
Financials	5.2	44,385,578
Health Care	9.6	82,020,756
Industrials	9.9	84,584,136
Information Technology	20.4	173,849,163
Materials	5.1	43,102,469
Utilities	5.2	44,670,104
	100.0%	$854,349,266

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$854,349,266	$—	$—	$854,349,266
Repurchase Agreements	—	12,375,442	—	12,375,442
Total	$854,349,266	$12,375,442	$—	$866,724,708

* See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements

31

PHARMACEUTICAL ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number of Shares		Value

COMMON STOCKS: 99.8%
Denmark: 5.1%
436,693	Novo-Nordisk AS (ADR)	$20,795,321
France: 5.6%
403,217	Sanofi SA (ADR)	22,753,535
Ireland: 5.9%
36,019	Endo International Plc (USD) *	2,461,538
36,872	Perrigo Co. Plc (USD)	5,537,806
62,171	Shire Plc (ADR)	16,105,398
		24,104,742
Israel: 3.6%
273,078	Teva Pharmaceutical Industries Ltd. (ADR)	14,677,942
Switzerland: 10.0%
430,386	Novartis AG (ADR)	40,512,234
United Kingdom: 9.1%
241,763	AstraZeneca Plc (ADR)	17,271,549
424,411	GlaxoSmithKline Plc (ADR)	19,510,174
		36,781,723
United States: 60.5%
420,968	Abbott Laboratories	17,508,059
315,780	AbbVie, Inc.	18,239,453
76,410	Actavis Plc *	18,436,205
91,038	Allergan, Inc.	16,222,061
353,551	Bristol-Myers Squibb Co.	18,094,740
Number of Shares		Value

United States: (continued)
269,858	Eli Lilly & Co.	$17,500,291
42,475	Hospira, Inc. *	2,209,974
420,203	Johnson & Johnson	44,789,438
32,103	Mallinckrodt Plc *	2,894,085
62,239	McKesson Corp.	12,116,066
395,985	Merck & Co., Inc.	23,473,991
109,428	Mylan, Inc. *	4,977,880
997,816	Pfizer, Inc.	29,505,419
12,350	Salix Pharmaceuticals Ltd. *	1,929,564
95,315	Valeant Pharmaceuticals International, Inc. *	12,505,328
139,803	Zoetis, Inc.	5,165,721
		245,568,275
Total Common Stocks (Cost: $369,624,474)		405,193,772
MONEY MARKET FUND: 0.0% (Cost: $83,152)
83,152	Dreyfus Government Cash Management Fund	83,152
Total Investments: 99.8% (Cost: $369,707,626)		405,276,924
Other assets less liabilities: 0.2%		611,444
NET ASSETS: 100.0%		$405,888,368

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing

Summary of Investments by Sector (unaudited)	% of Investments	Value
Health Care	3.7%	$15,010,151
Health Care Equipment	4.3	17,508,059
Pharmaceuticals	92.0	372,675,562
Money Market Fund	0.0	83,152
	100.0%	$405,276,924

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$405,193,772	$—	$—	$405,193,772
Money Market Fund	83,152	—	—	83,152
Total	$405,276,924	$—	$—	$405,276,924

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements

32

RETAIL ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number of Shares		Value

COMMON STOCKS: 100.1%
United States: 100.1%
19,067	Amazon.com, Inc. *	$6,147,964
21,129	AmerisourceBergen Corp.	1,633,272
2,787	AutoZone, Inc. *	1,420,422
19,518	Bed Bath & Beyond, Inc. *	1,284,870
28,157	Best Buy Co., Inc.	945,794
30,033	Cardinal Health, Inc.	2,250,072
26,715	Costco Wholesale Corp.	3,347,924
62,395	CVS Caremark Corp.	4,966,018
31,201	Dollar General Corp. *	1,906,693
57,855	Home Depot, Inc.	5,307,618
19,526	Kohl’s Corp.	1,191,672
48,462	Kroger Co.	2,520,024
26,080	L Brands, Inc.	1,746,838
63,133	Lowe’s Cos., Inc.	3,340,998
38,503	MACY’S, Inc.	2,240,105
Number of Shares		Value

United States: (continued)
15,515	McKesson Corp.	$3,020,305
19,759	Ross Stores, Inc.	1,493,385
59,864	Staples, Inc.	724,354
60,342	Sysco Corp.	2,289,979
48,969	Target Corp.	3,069,377
31,789	The Gap, Inc.	1,325,283
50,814	TJX Cos., Inc.	3,006,664
53,233	Walgreen Co.	3,155,120
92,348	Wal-Mart Stores, Inc.	7,061,852
37,150	Whole Foods Market, Inc.	1,415,787
Total Common Stocks (Cost: $66,458,451)		66,812,390
Liabilities in excess of other assets: (0.1)%		(88,741)
NET ASSETS: 100.0%		$66,723,649

*	Non-income producing

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	52.6%	$35,152,037
Consumer Staples	37.1	24,756,704
Health Care	10.3	6,903,649
	100.0%	$66,812,390

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$66,812,390	$—	$—	$66,812,390

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements

33

SEMICONDUCTOR ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number of Shares		Value

COMMON STOCKS: 99.9%
Bermuda: 1.4%
424,453	Marvell Technology Group Ltd. (USD)	$5,721,627
Netherlands: 8.9%
215,380	ASML Holding NV (USD)	21,283,852
229,952	NXP Semiconductor NV (USD) *	15,735,615
		37,019,467
Singapore: 3.8%
181,573	Avago Technologies Ltd. (USD)	15,796,851
Taiwan: 14.6%
2,996,979	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	60,479,036
United Kingdom: 4.3%
407,642	ARM Holdings Plc (ADR)	17,809,879
United States: 66.9%
786,718	Advanced Micro Devices, Inc. * †	2,682,708
282,137	Altera Corp.	10,094,862
314,907	Analog Devices, Inc.	15,584,747
846,352	Applied Materials, Inc.	18,289,667
465,609	Broadcom Corp.	18,819,916
80,298	Cree, Inc. *	3,288,203
2,394,888	Intel Corp.	83,390,000
138,463	KLA-Tencor Corp.	10,908,115
158,323	Lam Research Corp.	11,826,728
160,417	Linear Technology Corp.	7,120,911
205,333	Maxim Integrated Products, Inc.	6,209,270
198,303	Microchip Technology, Inc.	9,365,851
655,376	Micron Technology, Inc. *	22,453,182
432,818	NVIDIA Corp.	7,985,492
419,745	ON Semiconductor Corp. *	3,752,520
175,524	Skyworks Solutions, Inc.	10,189,168
166,374	Teradyne, Inc.	3,225,992
438,609	Texas Instruments, Inc.	20,917,263
272,489	Xilinx, Inc.	11,539,909
		277,644,504
Total Common Stocks (Cost: $429,935,635)		414,471,364
MONEY MARKET FUND: 0.1% (Cost: $577,764)
577,764	Dreyfus Government Cash Management Fund	577,764
Total Investments Before Collateral for Securities Loaned: 100.0%
(Cost: $430,513,399)		415,049,128
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.7%
Repurchase Agreements: 0.7%
$1,000,000	Repurchase agreement dated 9/30/14 with Daiwa Capital Markets America, 0.010% due 10/1/14, proceeds $1,000,000; (collateralized by various U.S. government and agency obligations, 0.00% to 11.25%, due 10/23/14 to 3/1/48, valued at $1,020,000 including accrued interest)	$1,000,000
683,623	Repurchase agreement dated 9/30/14 with Goldman Sachs & Co., 0.010% due 10/1/14, proceeds $683,623; (collateralized by various U.S. government and agency obligations, 3.00% to 3.50%, due 11/1/32 to 11/1/42, valued at $697,295 including accrued interest)	683,623
1,000,000	Repurchase agreement dated 9/30/14 with Mizuho Securities USA, Inc., 0.010% due 10/1/14, proceeds $1,000,000; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 3/12/15 to 6/20/44, valued at $1,020,001 including accrued interest)	1,000,000
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $2,683,623)		2,683,623
Total Investments: 100.7% (Cost: $433,197,022)		417,732,751
Liabilities in excess of other assets: (0.7)%		(2,773,778)
NET ASSETS: 100.0%		$414,958,973

See Notes to Financial Statements

34

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,450,344.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Semiconductor Equipment	15.8%	$65,534,354
Semiconductors	84.1	348,937,010
Money Market Fund	0.1	577,764
	100.0%	$415,049,128

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$414,471,364	$—	$—	$414,471,364
Money Market Fund	577,764	—	—	577,764
Repurchase Agreements	—	2,683,623	—	2,683,623
Total	$415,049,128	$2,683,623	$—	$417,732,751

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements

35

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2014

	Bank and Brokerage ETF	Biotech ETF	Environmental Services ETF
Assets:
Investments, at value (1) (2)	$15,827,718	$539,591,129	$16,182,638
Short-term investments held as collateral for securities loaned (3)	851,542	14,817,025	651,490
Cash	—	—	—
Cash denominated in foreign currency, at value (4)	—	—	—
Receivables:
Investment securities sold	—	—	425,859
Shares sold	—	—	3,241,573
Due from Adviser	4,688	—	—
Dividends	29,568	16,943	30,705
Prepaid expenses	209	6,577	268
Total assets	16,713,725	554,431,674	20,532,533

Liabilities:
Payables:
Investment securities purchased	—	—	873,825
Collateral for securities loaned	851,542	14,817,025	651,490
Line of credit	—	—	—
Shares redeemed	—	—	2,811,767
Due to Adviser	—	112,287	7,349
Due to custodian	12	8,374	31
Deferred Trustee fees	1,187	24,477	2,110
Accrued expenses	38,338	46,439	44,149
Total liabilities	891,079	15,008,602	4,390,721
NET ASSETS	$15,822,646	$539,423,072	$16,141,812
Shares outstanding	281,224	5,096,503	250,000
Net asset value, redemption and offering price per share	$56.26	$105.84	$64.57

Net assets consist of:
Aggregate paid in capital	$14,527,497	$462,693,782	$28,439,693
Net unrealized appreciation (depreciation)	1,219,712	85,431,720	1,164,065
Undistributed (accumulated) net investment income (loss)	88,866	(60,775)	214,245
Accumulated net realized gain (loss)	(13,429)	(8,641,655)	(13,676,191)
	$15,822,646	$539,423,072	$16,141,812
(1) Value of securities on loan	$831,089	$14,142,343	$559,343
(2) Cost of investments	$14,608,006	$454,159,409	$15,018,573
(3) Cost of short-term investments held as collateral for securities loaned	$851,542	$14,817,025	$651,490
(4) Cost of cash denominated in foreign currency	$—	$—	$—

See Notes to Financial Statements

36

Gaming ETF	Morningstar Wide Moat ETF	Pharmaceutical ETF	Retail ETF	Semiconductor ETF

$43,287,037	$854,349,266	$405,276,924	$66,812,390	$415,049,128
710,082	12,375,442	—	—	2,683,623
10,694	—	—	—	—
81,903	—	—	—	—
7,583	—	—	—	—
—	130	32	—	1,143
—	—	—	—	—
153,705	573,837	774,529	41,717	98,458
821	9,631	4,364	386	4,825
44,251,825	867,308,306	406,055,849	66,854,493	417,837,177

63,058	—	—	—	—
710,082	12,375,442	—	—	2,683,623
—	939,396	—	72,111	—
—	—	—	359	—
18,191	287,532	99,895	8,449	114,867
—	—	31	4,400	100
5,406	20,135	15,995	2,947	19,017
71,034	70,217	51,560	42,578	60,597
867,771	13,692,722	167,481	130,844	2,878,204
$43,384,054	$853,615,584	$405,888,368	$66,723,649	$414,958,973
1,000,000	27,300,000	6,388,138	1,071,531	8,120,937

$43.38	$31.27	$63.54	$62.27	$51.10

$43,649,518	$866,050,266	$369,091,292	$66,016,750	$426,581,566
107,342	(2,110,806)	35,569,298	353,939	(15,464,271)
1,732,005	8,489,715	1,239,001	368,223	4,246,099
(2,104,811)	(18,813,591)	(11,223)	(15,263)	(404,421)
$43,384,054	$853,615,584	$405,888,368	$66,723,649	$414,958,973
$668,261	$12,030,000	$—	$—	$2,450,344
$43,177,404	$856,460,072	$369,707,626	$66,458,451	$430,513,399
$710,082	$12,375,442	$—	$—	$2,683,623
$82,446	$—	$—	$—	$—

See Notes to Financial Statements

37

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2014

	Bank and Brokerage ETF	Biotech ETF	Environmental Services ETF
Income:
Dividends	$424,269	$1,094,985	$326,794
Securities lending income	7,273	581,192	51,211
Foreign taxes withheld	(18,682)	—	(15,735)
Total income	412,860	1,676,177	362,270

Expenses:
Management fees	54,227	1,809,011	96,704
Professional fees	57,369	83,734	51,728
Insurance	317	6,663	344
Trustees’ fees and expenses	2,808	38,855	1,838
Reports to shareholders	5,771	55,295	7,082
Indicative optimized portfolio value fee	4,092	4,022	—
Custodian fees	3,318	20,872	3,462
Registration fees	20,120	20,120	5,032
Transfer agent fees	2,412	2,414	2,412
Fund accounting fees	7,941	36,163	8,076
Interest	488	6,615	210
Other	7,398	12,494	491
Total expenses	166,261	2,096,258	177,379
Waiver of management fees	(54,227)	(280,634)	(70,794)
Expenses assumed by the Adviser	(57,318)	—	—
Net expenses	54,716	1,815,624	106,585
Net investment income (loss)	358,144	(139,447)	255,685

Net realized gain (loss) on:
Investments	(13,326)	(8,554,571)	(1,288,103)
In-kind redemptions	401,314	108,316,305	1,623,778
Foreign currency transactions and foreign denominated assets and liabilities	—	—	—
Net realized gain	387,988	99,761,734	335,675

Net change in unrealized appreciation (depreciation) on:
Investments	840,858	7,699,123	397,203
Foreign currency transactions and foreign denominated assets and liabilities	—	—	—
Net change in unrealized appreciation (depreciation)	840,858	7,699,123	397,203
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,586,990	$107,321,410	$988,563

See Notes to Financial Statements

38

Gaming ETF	Morningstar Wide Moat ETF	Pharmaceutical ETF	Retail ETF	Semiconductor ETF

$2,411,465	$12,823,761	$7,085,882	$645,583	$6,994,553
5,844	723,715	7,260	90	56,296
(29,720)	(30,291)	(309,773)	—	(280,788)
2,387,589	13,517,185	6,783,369	645,673	6,770,061

352,896	2,857,519	1,074,541	142,969	1,163,420
60,008	85,525	71,143	55,750	70,956
1,093	6,746	5,299	595	6,078
3,504	34,108	20,430	4,368	26,660
14,521	59,019	25,715	6,639	28,456
19,881	6,072	4,028	4,028	4,019
30,457	21,291	12,025	3,246	13,881
6,040	5,032	20,120	20,120	20,116
2,415	2,412	2,412	2,411	2,414
16,775	40,933	20,449	8,592	22,582
2,610	12,847	14,099	194	5,808
1,365	27,622	10,895	7,026	11,732
511,565	3,159,126	1,281,156	255,938	1,376,122
(50,189)	(34,757)	(192,515)	(112,774)	(206,894)
—	—	—	—	—
461,376	3,124,369	1,088,641	143,164	1,169,228
1,926,213	10,392,816	5,694,728	502,509	5,600,833

(1,261,604)	(18,751,325)	4,522,957	(4,923)	(267,310)
13,097,064	105,537,237	56,923,202	8,203,375	88,035,683
2,277	—	—	—	—
11,837,737	86,785,912	61,446,159	8,198,452	87,768,373

(18,077,020)	(5,881,068)	23,818,451	(1,892,838)	(6,723,231)

(5,652)	—	—	—	—
(18,082,672)	(5,881,068)	23,818,451	(1,892,838)	(6,723,231)
$(4,318,722)	$91,297,660	$90,959,338	$6,808,123	$86,645,975

See Notes to Financial Statements

39

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Bank and Brokerage ETF		Biotech ETF
	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Operations:
Net investment income (loss)	$358,144	$528,090	$(139,447)	$30,341
Net realized gain (loss)	387,988	5,246,433	99,761,734	52,920,155
Net change in unrealized appreciation (depreciation)	840,858	(645,984)	7,699,123	54,634,716
Net increase (decrease) in net assets resulting from operations	1,586,990	5,128,539	107,321,410	107,585,212

Dividends and Distributions to shareholders:
Dividends from net investment income	(368,882)	(920,773)	(16,340)	(47,637)
Distributions from net realized capital gains	—	—	—	(439,319)
Total Dividends and Distributions	(368,882)	(920,773)	(16,340)	(486,956)

Share transactions:**
Proceeds from sale of shares	11,233,330	61,677,438	214,333,599	264,363,119
Cost of shares redeemed	(11,233,330)	(77,513,285)	(216,305,046)	(69,650,169)
Increase (Decrease) in net assets resulting from share transactions	—	(15,835,847)	(1,971,447)	194,712,950
Total increase (decrease) in net assets	1,218,108	(11,628,081)	105,333,623	301,811,206
Net Assets, beginning of year	14,604,538	26,232,619	434,089,449	132,278,243
Net Assets, end of year†	$15,822,646	$14,604,538	$539,423,072	$434,089,449
† Including undistributed (accumulated) net investment income (loss)	$88,866	$96,665	$(60,775)	$7,927

** Shares of Common Stock Issued (no par value)
Shares sold	200,000	1,300,000	2,250,000	3,850,000
Shares redeemed	(200,000)	(1,650,000)	(2,400,000)	(1,050,000)
Net increase (decrease)	—	(350,000)	(150,000)	2,800,000

See Notes to Financial Statements

40

Environmental Services ETF		Gaming ETF
For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013

$255,685	$301,233	$1,926,213	$1,479,286
335,675	(1,127,528)	11,837,737	10,324,363
397,203	5,499,740	(18,082,672)	7,886,635

988,563	4,673,445	(4,318,722)	19,690,284

(225,000)	(315,200)	(802,900)	(2,349,400)
—	—	—	—
(225,000)	(315,200)	(802,900)	(2,349,400)

16,414,508	13,968,094	31,039,908	10,933,522
(19,765,651)	(19,457,273)	(39,516,731)	(31,185,434)

(3,351,143)	(5,489,179)	(8,476,823)	(20,251,912)
(2,587,580)	(1,130,934)	(13,598,445)	(2,911,028)
18,729,392	19,860,326	56,982,499	59,893,527
$16,141,812	$18,729,392	$43,384,054	$56,982,499
$214,245	$183,560	$1,732,005	$703,742

250,000	250,000	600,000	250,000
(300,000)	(350,000)	(800,000)	(800,000)
(50,000)	(100,000)	(200,000)	(550,000)

See Notes to Financial Statements

41

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Morningstar Wide Moat ETF		Pharmaceutical ETF
	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013
Operations:
Net investment income	$10,392,816	$2,746,960	$5,694,728	$5,025,672
Net realized gain	86,785,912	41,521,346	61,446,159	34,500,373
Net change in unrealized appreciation (depreciation)	(5,881,068)	3,040,032	23,818,451	3,117,967
Net increase in net assets resulting from operations	91,297,660	47,308,338	90,959,338	42,644,012

Dividends to shareholders:
Dividends from net investment income	(4,225,050)	(673,200)	(5,483,238)	(8,761,804)

Share transactions:**
Proceeds from sale of shares	415,642,323	267,100,368	267,920,405	225,798,190
Cost of shares redeemed	(13,494,178)	(16,122,209)	(188,775,424)	(192,310,309)
Increase (Decrease) in net assets resulting from share transactions	402,148,145	250,978,159	79,144,981	33,487,881
Total increase (decrease) in net assets	489,220,755	297,613,297	164,621,081	67,370,089
Net Assets, beginning of year	364,394,829	66,781,532	241,267,287	173,897,198
Net Assets, end of year†	$853,615,584	$364,394,829	$405,888,368	$241,267,287
† Including undistributed net investment income	$8,489,715	$2,321,949	$1,239,001	$1,027,511

** Shares of Common Stock Issued (no par value)
Shares sold	14,300,000	11,050,000	4,550,000	5,100,000
Shares redeemed	(450,000)	(700,000)	(3,200,000)	(4,300,000)
Net increase (decrease)	13,850,000	10,350,000	1,350,000	800,000

See Notes to Financial Statements

42

Retail ETF		Semiconductor ETF
For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30 2014	For the Year Ended September 30, 2013

$502,509	$529,152	$5,600,833	$5,548,592
8,198,452	3,893,109	87,768,373	64,762,483
(1,892,838)	2,267,222	(6,723,231)	8,616,081
6,808,123	6,689,483	86,645,975	78,927,156

(408,291)	(695,015)	(4,956,298)	(6,734,656)

119,681,910	112,110,123	2,914,362,903	1,924,520,767
(102,053,895)	(96,571,599)	(2,843,110,213)	(2,017,093,507)

17,628,015	15,538,524	71,252,690	(92,572,740)
24,027,847	21,532,992	152,942,367	(20,380,240)
42,695,802	21,162,810	262,016,606	282,396,846
$66,723,649	$42,695,802	$414,958,973	$262,016,606
$368,223	$274,005	$4,246,099	$3,904,165

2,000,000	2,350,000	62,550,000	54,350,000
(1,700,000)	(2,050,000)	(61,000,000)	(56,700,000)
300,000	300,000	1,550,000	(2,350,000)

See Notes to Financial Statements

43

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Bank and Brokerage ETF#
	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period December 20, 2011(a) through September 30, 2012
Net asset value, beginning of period	$51.93	$41.56	$34.63
Income from investment operations:
Net investment income	1.27	1.20	0.81
Net realized and unrealized gain on investments	4.37	10.80	6.16
Total from investment operations	5.64	12.00	6.97
Less:
Dividends from net investment income	(1.31)	(1.63)	(0.04)
Net asset value, end of period	$56.26	$51.93	$41.56
Total return (b)	10.98%	29.37%	20.14	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$15,823	$14,605	$26,233
Ratio of gross expenses to average net assets	1.07%	0.89%	0.71	%(c)
Ratio of net expenses to average net assets	0.35%	0.36%	0.35	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	2.31%	2.79%	2.98	%(c)
Portfolio turnover rate	5%	4%	6	%(d)
	Biotech ETF#
	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period December 20, 2011(a) through September 30, 2012
Net asset value, beginning of period	$82.74	$54.07	$35.28
Income from investment operations:
Net investment income (loss)	(0.03)	0.01	0.01
Net realized and unrealized gain on investments	23.13	28.85	18.78
Total from investment operations	23.10	28.86	18.79
Less:
Dividends from net investment income	— (e)	(0.02)	—
Distributions from net realized capital gains	—	(0.17)	—
Total dividends and distributions	—	(0.19)	—
Net asset value, end of period	$105.84	$82.74	$54.07
Total return (b)	27.92%	53.55%	53.26	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$539,423	$434,089	$132,278
Ratio of gross expenses to average net assets	0.41%	0.41%	0.44	%(c)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35	%(c)
Ratio of net investment income (loss) to average net assets	(0.03)%	0.01%	0.03	%(c)
Portfolio turnover rate	11%	0%	12	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share
#	On February 14, 2012, the Fund effected a share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

44

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Environmental Services ETF
	For the Year Ended September 30,	For the Year Ended September 30,	For the Period January 1, 2012 through September 30,		For the Year Ended December 31,
	2014	2013	2012		2011	2010	2009
Net asset value, beginning of period	$62.43	$49.65	$46.61		$51.54	$42.68	$35.27
Income from investment operations:
Net investment income	1.00	0.91	0.50		0.62	0.50	0.36
Net realized and unrealized gain (loss) on investments	1.89	12.66	2.54		(4.93)	8.86	7.43
Total from investment operations	2.89	13.57	3.04		(4.31)	9.36	7.79
Less:
Dividends from net investment income	(0.75)	(0.79)	—		(0.62)	(0.50)	(0.38)
Net asset value, end of period	$64.57	$62.43	$49.65		$46.61	$51.54	$42.68
Total return (a)	4.62%	27.67%	6.52	%(c)	(8.36)%	21.93%	22.07%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$16,142	$18,729	$19,860		$23,305	$30,927	$25,606
Ratio of gross expenses to average net assets	0.92%	1.01%	1.01	%(b)	0.83%	0.72%	0.86%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55	%(b)	0.55%	0.55%	0.56%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55	%(b)	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.32%	1.60%	1.23	%(b)	1.08%	1.12%	0.94%
Portfolio turnover rate	13%	5%	4	%(c)	1%	6%	24%
	Gaming ETF
	For the Year Ended September 30,	For the Year Ended September 30,	For the Period January 1, 2012 through September 30,		For the Year Ended December 31,
	2014	2013	2012		2011	2010	2009
Net asset value, beginning of period	$47.49	$34.22	$30.23		$31.48	$23.60	$17.54
Income from investment operations:
Net investment income	1.76	1.10	0.80		0.75	0.72	0.40
Net realized and unrealized gain (loss) on investments	(5.35)	13.55	3.19		(1.34)	7.99	6.17
Total from investment operations	(3.59)	14.65	3.99		(0.59)	8.71	6.57
Less:
Dividends from net investment income	(0.52)	(1.38)	—		(0.63)	(0.81)	(0.49)
Distributions from net realized capital gains	—	—	—		(0.03)	(0.02)	—
Return of capital	—	—	—		—	—	(0.02)
Total from investment operations	(0.52)	(1.38)	—		(0.66)	(0.83)	(0.51)
Net asset value, end of period	$43.38	$47.49	$34.22		$30.23	$31.48	$23.60
Total return (a)	(7.76)%	44.14%	13.20	%(c)	(1.87)%	36.97%	37.47%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$43,384	$56,982	$59,894		$96,729	$129,062	$110,935
Ratio of gross expenses to average net assets	0.73%	0.83%	0.78	%(b)	0.66%	0.65%	0.71%
Ratio of net expenses to average net assets	0.65%	0.65%	0.66	%(b)	0.65%	0.65%	0.66%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65	%(b)	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.73%	2.73%	2.29	%(b)	1.91%	2.53%	3.08%
Portfolio turnover rate	35%	16%	18	%(c)	19%	11%	33%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Annualized
(c)	Not annualized

See Notes to Financial Statements

45

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Morningstar Wide Moat ETF
	For the Year Ended September 30,	For the Year Ended September 30,	For the Period April 24, 2012(a) through September 30,
	2014	2013	2012
Net asset value, beginning of period	$27.09	$21.54	$20.15
Income from investment operations:
Net investment income	0.37	0.23	0.08
Net realized and unrealized gain on investments	4.04	5.46	1.31
Total from investment operations	4.41	5.69	1.39
Less:
Dividends from net investment income	(0.23)	(0.14)	—
Net asset value, end of period	$31.27	$27.09	$21.54
Total return (b)	16.35%	26.54%	6.90	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$853,616	$364,395	$66,782
Ratio of gross expenses to average net assets	0.50%	0.51%	1.04	%(c)
Ratio of net expenses to average net assets	0.49%	0.49%	0.49	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.49%	0.49%	0.49	%(c)
Ratio of net investment income to average net assets	1.63%	1.48%	1.62	%(c)
Portfolio turnover rate	15%	1%	0	%(d)
	Pharmaceutical ETF #
	For the Year Ended September 30,	For the Year Ended September 30,	For the Period December 20, 2011(a) through September 30,
	2014	2013	2012
Net asset value, beginning of period	$47.89	$41.03	$35.96
Income from investment operations:
Net investment income	1.02	1.08	1.12
Net realized and unrealized gain on investments	15.66	7.78	3.95
Total from investment operations	16.68	8.86	5.07
Less:
Dividends from net investment income	(1.03)	(2.00)	—
Net asset value, end of period	$63.54	$47.89	$41.03
Total return (b)	35.19%	22.44%	14.10	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$405,888	$241,267	$173,897
Ratio of gross expenses to average net assets	0.42%	0.43%	0.41	%(c)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	1.85%	2.30%	2.74	%(c)
Portfolio turnover rate	14%	3%	1	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
#	On February 14, 2012, the Fund effected a share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

46

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	Retail ETF #
	For the Year Ended September 30,	For the Year Ended September 30,	For the Period December 20, 2011(a) through September 30,
	2014	2013	2012
Net asset value, beginning of period	$55.34	$44.88	$37.32
Income from investment operations:
Net investment income	0.60	0.27	0.95
Net realized and unrealized gain on investments	6.94	11.04	6.63
Total from investment operations	7.54	11.31	7.58
Less:
Dividends from net investment income	(0.61)	(0.85)	(0.02)
Net asset value, end of period	$62.27	$55.34	$44.88
Total return (b)	13.65%	25.69%	20.32	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$66,724	$42,696	$21,163
Ratio of gross expenses to average net assets	0.63%	0.69%	0.55	%(c)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	1.23%	1.84%	1.40	%(c)
Portfolio turnover rate	3%	3%	2	%(d)
	Semiconductor ETF
	For the Year Ended September 30,	For the Year Ended September 30,	For the Period December 20, 2011(a) through September 30,
	2014	2013	2012
Net asset value, beginning of period	$39.88	$31.66	$29.95
Income from investment operations:
Net investment income	0.62	0.72	0.56
Net realized and unrealized gain on investments	11.26	8.20	1.15
Total from investment operations	11.88	8.92	1.71
Less:
Dividends from net investment income	(0.66)	(0.70)	—
Net asset value, end of period	$51.10	$39.88	$31.66
Total return (b)	30.13%	28.70%	5.71	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$414,959	$262,017	$282,397
Ratio of gross expenses to average net assets	0.41%	0.43%	0.40	%(c)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	1.68%	1.81%	1.87	%(c)
Portfolio turnover rate	9%	4%	2	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
#	On February 14, 2012, the Fund effected a share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

47

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of September 30, 2014, offers fifty-nine investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Bank and Brokerage ETF, Biotech ETF, Environmental Services ETF, Gaming ETF, Morningstar Wide Moat ETF (formerly Wide Moat ETF), Pharmaceutical ETF, Retail ETF and Semiconductor ETF, (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the NYSE Euronext, Morningstar, or Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Commencement
Fund	of Operations	Index
Bank and Brokerage ETF	December 20, 2011	Market Vectors US Listed Bank and Brokerage 25 Index*
Biotech ETF	December 20, 2011	Market Vectors US Listed Biotech 25 Index*
Environmental Services ETF**	October 10, 2006	NYSE Arca Environmental Services Index
Gaming ETF**	January 22, 2008	Market Vectors Global Gaming Index*
Morningstar Wide Moat ETF ***	April 24, 2012	Morningstar® Wide Moat Focus IndexSM
Pharmaceutical ETF	December 20, 2011	Market Vectors US Listed Pharmaceutical 25 Index*
Retail ETF	December 20, 2011	Market Vectors US Listed Retail 25 Index*
Semiconductor ETF	December 20, 2011	Market Vectors US Listed Semiconductor 25 Index*

*	Published by Market Vectors Index Solutions GmbH
**	Effective January 1, 2012, the Fund changed its fiscal year end from December 31 to September 30.
***	Effective September 16, 2014, the Fund changed its name from Wide Moat ETF to Morningstar Wide Moat ETF.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standard Codification (“ASC”) 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which

48

with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid annually by each Fund (except Bank and Brokerage ETF and Pharmaceutical ETF which are declared and paid quarterly). Distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.
49

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (continued)

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of September 30, 2014 are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended September 30, 2014.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds do not offset securities lending or repurchase agreement assets and liabilities subject to enforceable master netting agreements or other similar agreements in the Statements of Assets and Liabilities. Collateral held at September 30, 2014 is presented in the Schedules of Investments.

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
50

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.35% of each Fund’s average daily net assets (except for annual rates of 0.45% for Morningstar Wide Moat ETF, 0.50% for Environmental Services ETF and Gaming ETF). The Adviser has agreed, at least until February 1, 2015, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current expense caps and the amounts waived/assumed by the Adviser for the year ended September 30, 2014, are as follows:

		Waiver of	Expenses Assumed
Fund	Expense Cap	Management Fees	by the Adviser
Bank and Brokerage ETF	0.35%	$54,227	$57,318
Biotech ETF	0.35	280,634	—
Environmental Services ETF	0.55	70,794	—
Gaming ETF	0.65	50,189	—
Morningstar Wide Moat ETF	0.49	34,757	—
Pharmaceutical ETF	0.35	192,515	—
Retail ETF	0.35	112,774	—
Semiconductor ETF	0.35	206,894	—

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended September 30, 2014, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Bank and Brokerage ETF	$3,143,703	$698,444
Biotech ETF	132,009,425	54,908,023
Environmental Services ETF	2,927,577	2,527,946
Gaming ETF	24,735,789	25,190,935
Morningstar Wide Moat ETF	692,243,428	97,636,961
Pharmaceutical ETF	88,282,194	42,216,387
Retail ETF	4,702,687	1,302,580
Semiconductor ETF	63,009,193	30,398,519

Note 5—Income Taxes—As of September 30, 2014, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Fund	Cost of Investments	Appreciation	Depreciation	(Depreciation)
Bank and Brokerage ETF	$15,459,651	$1,607,321	$(387,712)	$1,219,609
Biotech ETF	468,976,434	96,613,756	(11,182,036)	85,431,720
Environmental Services ETF	15,739,751	2,241,490	(1,147,113)	1,094,377
Gaming ETF	44,511,134	4,918,627	(5,432,642)	(514,015)
Morningstar Wide Moat ETF	868,849,598	19,239,743	(21,364,633)	(2,124,890)
Pharmaceutical ETF	369,718,849	37,962,448	(2,404,373)	35,558,075
Retail ETF	66,458,451	2,197,583	(1,843,644)	353,939
Semiconductor ETF	433,197,022	1,011,012	(16,475,283)	(15,464,271)
51

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (continued)

At September 30, 2014, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed	Accumulated	Qualified	Other	Unrealized
	Ordinary	Capital	Late-Year	Temporary	Appreciation
Fund	Income	Losses	Losses	Difference	(Depreciation)	Total
Bank and Brokerage ETF	$90,053	$—	$(13,326)	$(1,187)	$1,219,609	$1,295,149
Biotech ETF	—	—	(8,677,953)	(24,477)	85,431,720	76,729,290
Environmental Services ETF	216,356	(12,346,789)	(1,259,715)	(2,110)	1,094,377	(12,297,881)
Gaming ETF	1,659,616	(1,403,367)	—	(5,407)	(516,306)	(265,464)
Morningstar Wide Moat ETF	8,509,850	(37,587)	(18,761,920)	(20,135)	(2,124,890)	(12,434,682)
Pharmaceutical ETF	1,254,996	—	—	(15,995)	35,558,075	36,797,076
Retail ETF	371,170	(10,340)	(4,923)	(2,947)	353,939	706,899
Semiconductor ETF	4,265,116	(137,530)	(266,891)	(19,017)	(15,464,271)	(11,622,593)

The tax character of dividends paid to shareholders during the years ended September 30, 2014 and September 30, 2013 were as follows:

	September 30, 2014	September 30, 2013
	Dividends	Dividends
	Ordinary	Ordinary
Fund	Income	Income
Bank and Brokerage ETF	$368,882	$920,773
Biotech ETF	16,340	486,956
Environmental Services ETF	225,000	315,200
Gaming ETF	802,900	2,349,400
Morningstar Wide Moat ETF	4,225,050	673,200
Pharmaceutical ETF	5,483,238	8,761,804
Retail ETF	408,291	695,015
Semiconductor ETF	4,956,298	6,734,656

Qualified late-year losses comprised of post-October capital losses incurred after October 31, 2013, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2013 and specified losses incurred after October 31, 2013. These losses are deemed to arise on the first day of the Funds’ next taxable year. For the year ended September 30, 2014, the Funds intend to defer to October 1, 2014 for federal tax purposes the below listed post-October capital losses:

	Post-October	Late-Year
Fund	Capital Losses	Ordinary Losses
Bank and Brokerage ETF	$13,326	$—
Biotech ETF	8,641,655	36,298
Environmental Services ETF	1,259,715	—
Morningstar Wide Moat ETF	18,761,920	—
Retail ETF	4,923	—
Semiconductor ETF	266,891	—

At September 30, 2014, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective–	Post-Effective–
	No Expiration	No Expiration	Amount Expiring
	Long-Term	Short-Term	in the Year Ended September 30
Fund	Capital Losses	Capital Losses	2018	2017	2016
Environmental Services ETF	$3,273,429	$38,147	$479,375	$6,445,705	$2,110,133
Gaming	—	1,403,367	—	—	—
Morningstar Wide Moat ETF	3,359	34,228	—	—	—
Retail ETF	—	10,340	—	—	—
Semiconductor ETF	—	137,530	—	—	—
52

During the year ended September 30, 2014, as a result of permanent book to tax differences, primarily due to foreign currency gains and losses, non-taxable distributions from corporate stocks, and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income/loss, accumulated net realized gain/loss on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase/	Increase/
	Decrease in	Decrease in	Increase/
	Undistributed	Accumulated	Decrease in
	Net Investment	Net Realized	Aggregate
Fund	Income/Loss	Gain/Loss	Paid in Capital
Bank and Brokerage ETF	$2,939	$(404,247)	$401,308
Biotech ETF	87,085	(108,403,389)	108,316,304
Environmental Services ETF	—	(1,617,988)	1,617,988
Gaming ETF	(95,050)	(12,882,952)	12,978,002
Morningstar Wide Moat ETF	—	(105,531,397)	105,531,397
Pharmaceutical ETF	—	(61,452,444)	61,452,444
Retail ETF	—	(8,203,375)	8,203,375
Semiconductor ETF	(302,601)	(88,035,264)	88,337,865

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended 2011-2013), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended September 30, 2014, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of September 30, 2014, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of at least 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended September 30, 2014, the Funds had in-kind contributions and redemptions as follows:

	In-Kind	In-Kind
Fund	Contributions	Redemptions
Bank and Brokerage ETF	$—	$2,366,586
Biotech ETF	226,008,739	306,324,824
Environmental Services ETF	2,538,984	6,283,743
Gaming ETF	27,456,477	34,377,991
Morningstar Wide Moat ETF	891,842,974	1,077,857,176
Pharmaceutical ETF	261,545,064	228,516,070
Retail ETF	107,478,960	93,072,779
Semiconductor ETF	2,905,029,056	2,866,036,197

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory

53

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (continued)

occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund, the Bank of New York Institutional Cash Reserve, or repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at September 30, 2014 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Note 10—Share Split—On January 27, 2012, the Board of Trustees of the Market Vectors ETF Trust approved a split of the shares for Bank and Brokerage ETF, Biotech ETF, Pharmaceutical ETF, and Retail ETF. The share splits took place for shareholders of record as of the close of business on February 10, 2012, and were paid on February 13, 2012. Each Fund’s shares began trading on a split-adjusted basis on February 14, 2012. Biotech ETF and Retail ETF split its shares three-for-one. Bank and Brokerage ETF and Pharmaceutical ETF split its shares two-for-one.

Note 11—Bank Line of Credit—Certain Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended September 30, 2014, the following Funds borrowed under this Facility:

54

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	September 30, 2014
Bank and Brokerage ETF	2	$341,783	1.49%	$—
Biotech ETF	95	1,497,395	1.54	—
Environmental Services ETF	2	775,264	1.50	—
Gaming ETF	202	194,619	1.49	—
Morningstar Wide Moat ETF	295	1,022,179	1.51	939,396
Pharmaceutical ETF	326	993,956	1.52	—
Retail ETF	8	260,136	1.49	72,111
Semiconductor ETF	184	648,156	1.51	—

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended September 30, 2014, there were no offsets to the custodian fees.

Note 13—Subsequent Events—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid subsequent to September 30, 2014:

Fund	Ex-Date	Record Date	Payable Date	Per Share
Bank and Brokerage ETF	10/1/14	10/3/14	10/7/14	$0.3100
Pharmaceutical ETF	10/1/14	10/3/14	10/7/14	$0.1988
55

MARKET VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bank and Brokerage ETF, Biotech ETF, Environmental Services ETF, Gaming ETF, Morningstar Wide Moat ETF, Pharmaceutical ETF, Retail ETF and Semiconductor ETF (eight of the series constituting Market Vectors ETF Trust) (the “Funds”) as of September 30, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bank and Brokerage ETF, Biotech ETF, Environmental Services ETF, Gaming ETF, Morningstar Wide Moat ETF, Pharmaceutical ETF, Retail ETF and Semiconductor ETF (eight of the series constituting Market Vectors ETF Trust) at September 30, 2014, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 19, 2014

56

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2014 income tax purposes will be sent to them in early 2015. Please consult your tax advisor for proper treatment of this information.

The Fund listed below intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the period ended September 30, 2014 by the Fund was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Gaming ETF	$29,720	$1,643,102

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Received Deduction for fiscal year 2014.

Bank and Brokerage ETF	31.89%
Biotech ETF	100.00%
Environmental Services ETF	98.48%
Gaming ETF	93.83%
Morningstar Wide Moat ETF	100.00%
Pharmaceutical ETF	67.52%
Retail ETF	100.00%
Semiconductor ETF	74.31%
57

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2014 (unaudited)

				Number of
		Term of		Portfolios
	Position(s)	Office[2] and		in Fund	Other Directorships
Name, Address[1]	Held with	Length of	Principal Occupation(s)	Complex[3]	Held By Trustee
and Age	the Trust	Time Served	During Past Five Years	Overseen	During Past Five Years
Independent Trustees:
David H. Chow, 56*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and registered investment adviser), March 1999 to present.	59	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present.

R. Alastair Short, 61*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	72	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 51*†	Trustee	Since 2012	CEO, AspenWoods LLC, 2013 to present; Independent business adviser, January 2014 to present; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	59	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 55*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	72	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:
Jan F. van Eck, 51[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	59	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
58

Term of
Officer’s	Position(s)	Office[2] and
Name, Address[1]	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 54	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 42	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 57	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 38	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 - July 2008).

Lars Hamich, 45	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 33	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 - 2011); University of Pennsylvania Law School (August 2004 - May 2007).

Susan C. Lashley, 59	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 34	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Polk & Wardwell (October 2005 - June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 31	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 45	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Jonathan R. Simon, 40	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 59	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 53	Chief Compliance Officer	Since September 2013	President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 - September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
59

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

(unaudited)

At a meeting held on June 6, 2014 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the Market Vectors Bank and Brokerage ETF, Biotech ETF, Environmental Services ETF, Gaming ETF, Global Chemicals ETF, MSCI International Quality Dividend ETF, MSCI International Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI Emerging Markets Quality ETF, Pharmaceutical ETF, Retail ETF, Semiconductor ETF and Wide Moat ETF (collectively, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 9, 2014. At that meeting, the Trustees discussed the information the Adviser and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and (where applicable) the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance and expense information for certain of the Funds against their peer groups, the Trustees considered that some of the Funds generally invest in a different group of issuers than some or all of the other funds in a Fund’s designated peer group, and certain measures of tracking error for designated peer groups are not available. They also considered the fact that Market Vectors MSCI International Quality Dividend ETF, MSCI International Quality ETF, MSCI Emerging Markets Quality Dividend ETF and MSCI Emerging Markets Quality ETF (the “MSCI Funds”) had only recently commenced operations and therefore had no meaningful operational history that could be used for comparative purposes, since the expense information prepared by Lipper was based on estimated amounts and the performance comparisons provided by Lipper covered approximately a one-month period (January 21, 2014 (the date operations commenced for each Fund) through February 28, 2014). For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 9, 2014 meeting and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and/or median of its respective peer group of funds, except for each of Market Vectors Gaming ETF, MSCI International Quality ETF and Wide Moat ETF, which had a total expense ratio (after the effect of any applicable expense limitation)

60

greater than the average and median of its peer group of funds, while Environmental Services ETF had a total expense ratio (after the effect of any applicable expense limitation) greater than the average but equal to the median of its peer group of funds. The Trustees concluded, however, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received. The Trustees noted that this comparative data, while generally helpful, was limited in its usefulness in many cases due to the lack of a large number of directly comparable ETFs and, as noted above, the very limited operating history of the MSCI Funds.

The Trustees also considered any other benefits received by the Adviser from serving as adviser to the Funds and from providing certain administrative services to the Funds, and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees noted that certain Funds were still relatively new products, which therefore made it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the profitability of Market Vectors Global Chemicals ETF to the Adviser because the Fund had not yet commenced operations at the time of the Renewal Meeting. In addition, because the Fund had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to the Fund by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 9, 2014 meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

61

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting marketvectorsetfs.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation
335 Madison Avenue
New York, NY 10017
vaneck.com

Account Assistance:

1.888.MKT.VCTR
marketvectorsetfs.com

MVINDUSAR

ANNUAL REPORT S e p t e m b e r 3 0 , 2 0 1 4

MARKET VECTORS

INTERNATIONAL ETFs

888.MKT.VCTR
marketvectorsetfs.com

The information contained in the management discussion represents the opinions of Market Vectors ETFs and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Market Vectors ETFs are as of September 30, 2014, and are subject to change.

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

Dear Shareholder:

On January 21 of this year we launched our family of four quality-based exchange-traded funds (ETFs), the first additions to our suite of Market Vectors International ETFs in 2014.

“Quality” ETFs Outperforming Since Launch

We believe that when emerging and international markets are volatile, it remains important for investors to be selective in how they approach these markets. We also believe that MSCI’s methodology for identifying quality can help in both achieving this selectivity and tapping companies’ long-term potential. Quality, as defined by MSCI, screens for companies that have demonstrated historically high return on equity, stable annual earnings growth, and low financial leverage.

As I have noted before in a recent article1, “there is no guarantee these companies can maintain their historical characteristics, [but] such fundamentals may indicate a level of strength relative to other companies and offer an innovative way” to invest in international and emerging markets. For example, as of September 30, 2014, two of our quality-based ETFs, Market Vectors MSCI International Quality ETF (QXUS) and Market Vectors MSCI Emerging Markets Quality ETF (QEM) have outperformed their corresponding non-quality benchmarks (see charts below).

Performance of MSCI Quality ETFs versus Non-Quality Benchmarks

Source: FactSet. Data as of September 30, 2014. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index. See disclosure and Index descriptions at end of letter.

Investing in Private Chinese Companies

We continue to look for further ways to enhance your access to the markets you choose and seek out the most attractive opportunities for you as a shareholder in the international space. On July 23, we launched the Market Vectors ChinaAMC SME-ChiNext ETF which seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the SME-ChiNext 100 Index. This Index tracks the performance of the 100 largest and most liquid China A-share stocks listed and trading on the Small and Medium Enterprise (SME) Board and the ChiNext Board of the Shenzhen Stock Exchange.

Please stay in touch with us through our website (www.vaneck.com) on which we offer videos, email subscriptions, blogs and educational literature. And should you have any questions, please contact us at 1.888.MKT.VCTR or visit www.marketvectorsetfs.com.

1

MARKET VECTORS INTERNATIONAL ETFS

(unaudited)

Thank you for participating in the Market Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the period ending September 30, 2014. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

October 7, 2014

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in a Fund. An index’s performance is not illustrative of a Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 45 developed and emerging markets.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of 23 emerging markets.

SME-ChiNext 100 Index is an index that tracks the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange.

Market Vectors MSCI International Quality ETF (QXUS) and the Market Vectors MSCI Emerging Markets Quality ETF (QEM) are subject to risks which include those associated with investments in emerging markets and foreign securities, including market volatility, economic and political instability, currency fluctuation, and adverse governmental regulation, which may adversely affect the Funds or Fund trading. QEM is also subject to risks associated with Asian issuers. QXUS’s and QEM’s assets may be concentrated in particular sectors and subject to more risk than investments in a diverse group of sectors. “Quality” is a measure of historical variables used by the Index Provider and is not intended to imply a judgment about the future performance of any Index constituent or the Index as a whole.

Market Vectors ChinaAMC SME-ChiNext ETF (CNXT) is subject to risks which include, among others, those associated with investments in Chinese securities, particularly A-Shares, adviser and sub-adviser risk, risk of the RQFII regime, political and economic instability, inflation, confiscatory taxation, nationalization, expropriation, and market volatility, all of which may adversely affect CNXT. Foreign and emerging markets investments are subject to risks, which include changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, changes in currency exchange rates, unstable governments, and limited trading capacity which may make these investments volatile in price or difficult to trade. Small- and medium-capitalization companies may be subject to elevated risks. CNXT assets may be concentrated in a particular sector and may be subject to more risk than investments in a diverse group of sectors.

[1]	Financial Advisor: Quality in A Changing World, http://www.fa-mag.com/news/quality-in-a-changing-world-18271.html
2

Management Discussion (unaudited)

Despite trading for only just over nine months, each of the four Market Vectors “Quality” ETFs realized positive performance for the period from commencement (January 21, 2014) to September 30, 2014. While economic recovery in both the U.S. and Europe continued through this period, the crisis in the Ukraine, and Russia’s involvement, and continuing events in the Middle East also continued to cast a shadow.

MSCI Emerging Markets Quality

Exposure to Russia was the single largest positive contributor to the Fund’s total returns, followed by those to Taiwan, Indonesia and India. Exposures to only two countries detracted from performance and both of these minimally: Chile and Qatar. On a sector basis, consumer staples stocks made by far the greatest positive contribution to overall performance, followed by information technology and telecommunications services companies. Only two sectors detracted from performance and then, only minimally: energy and materials.

MSCI Emerging Markets Quality Dividend

As with the MSCI Emerging Markets Quality ETF, exposure to Russia was the single largest positive contributor to the Fund’s total returns. Exposures to only three countries detracted from performance: Chile, Colombia, and India. Energy stocks were by far the greatest contributors to overall performance, with both financial and telecommunication services companies also making significant contributions to total return. Only three sectors detracted from performance: consumer discretionary, industrials and materials.

MSCI International Quality

Exposure to Denmark was the single largest positive contributor to the Fund’s total returns, followed by exposures to Canada, Russia, the U.K., and India, in that order. Exposures to Germany and South Korea were the two largest detractors from performance. On a sector basis, health care and energy companies made the greatest positive contribution, and consumer discretionary and materials companies the greatest negative contribution.

MSCI International Quality Dividend

Exposures to Canada, Russia, and Switzerland were the three largest positive contributors to the Fund’s total returns, while those to the U.K., and Germany were the two largest detractors from performance. On a sector basis, energy, financial, and health care companies made the greatest positive contribution and consumer discretionary and materials companies the greatest negative contribution.

3

MSCI EMERGING MARKETS QUALITY ETF (QEM)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	M1EFQU[2]
Life* (cumulative)	8.15%	7.93%	8.59%
*since 1/21/2014

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Emerging Markets Quality ETF was 1/21/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/21/14) to the first day of secondary market trading in shares of the Fund (1/23/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.66% / Net Expense Ratio 0.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

MSCI Emerging Markets Quality Index (the “Index”) is the exclusive property and a trademark of MSCI and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors Emerging Markets Quality ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of trading in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MSCI Emerging Markets Quality Index (M1EFQU) is modified capitalization weighted and aims to capture the performance of quality growth stocks selected from the Parent Index (MSCI Emerging Markets Index), by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. The Index reweights the selected quality growth stocks from the parent index to emphasize stocks with high quality scores.
4

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

MSCI Emerging Markets Quality ETF (QEM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for QEM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 23, 2014* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.6%
Greater than or Equal to 1.0% And Less Than 1.5%	2	1.1%
Greater than or Equal to 0.5% And Less Than 1.0%	8	4.6%
Greater than or Equal to 0.0% And Less Than 0.5%	31	17.7%
Greater than or Equal to -0.5% And Less Than 0.0%	67	38.4%
Greater than or Equal to -1.0% And Less Than -0.5%	37	21.1%
Greater than or Equal to -1.5% And Less Than -1.0%	16	9.1%
Greater than or Equal to -2.0% And Less Than -1.5%	4	2.3%
Greater than or Equal to -2.5% And Less Than -2.0%	2	1.1%
Greater than or Equal to -3.0% And Less Than -2.5%	2	1.1%
Less Than -3.0%	5	2.9%
	175	100.0%

* First day of secondary market trading.

5

MSCI EMERGING MARKETS QUALITY DIVIDEND ETF (QDEM)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	M1EFDY[2]
Life* (cumulative)	4.76%	5.62%	6.08%
*since 1/21/2014

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Emerging Markets Quality Dividend ETF was 1/21/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/21/14) to the first day of secondary market trading in shares of the Fund (1/23/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.35% / Net Expense Ratio 0.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

MSCI Emerging Markets High Dividend Yield Index (the “Index”) is the exclusive property and a trademark of MSCI and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors Emerging Markets Quality Dividend ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of trading in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MSCI Emerging Markets High Dividend Yield Index (M1EFDY) is modified capitalization weighted and is designed to reflect the performance of equities in the Parent Index (MSCI Emerging Markets Index) with dividend yields that are higher than average dividend yield of the Parent Index that are deemed by the Index Provider to be both sustainable and persistent.
6

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

MSCI Emerging Markets Quality Dividend ETF (QDEM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for QDEM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 23, 2014* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	2	1.1%
Greater than or Equal to 1.0% And Less Than 1.5%	3	1.7%
Greater than or Equal to 0.5% And Less Than 1.0%	11	6.3%
Greater than or Equal to 0.0% And Less Than 0.5%	31	17.7%
Greater than or Equal to -0.5% And Less Than 0.0%	71	40.7%
Greater than or Equal to -1.0% And Less Than -0.5%	30	17.1%
Greater than or Equal to -1.5% And Less Than -1.0%	12	6.9%
Greater than or Equal to -2.0% And Less Than -1.5%	6	3.4%
Greater than or Equal to -2.5% And Less Than -2.0%	2	1.1%
Greater than or Equal to -3.0% And Less Than -2.5%	3	1.7%
Less Than -3.0%	4	2.3%
	175	100.0%

*	First day of secondary market trading.
7

MSCI INTERNATIONAL QUALITY ETF (QXUS)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	M1WDUQU[2]
Life* (cumulative)	2.44%	2.22%	3.05%

*since 1/21/2014

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors International Quality ETF was 1/21/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/21/14) to the first day of secondary market trading in shares of the Fund (1/23/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.04% / Net Expense Ratio 0.45%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.45% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

MSCI ACWI ex USA Quality Index (the “Index”) is the exclusive property and a trademark of MSCI and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors International Quality ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of trading in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MSCI ACWI ex USA Quality Index (M1WDUQU) is modified capitalization and aims to capture the performance of quality growth stocks selected from the Parent Index (MSCI ASWI ex USA Quality Index) by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. The Index reweights the selected quality growth stocks from the parent index to emphasize stocks with high quality scores.
8

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

MSCI International Quality ETF (QXUS)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for QXUS is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 23, 2014* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	2	1.1%
Greater than or Equal to 1.0% And Less Than 1.5%	4	2.3%
Greater than or Equal to 0.5% And Less Than 1.0%	11	6.3%
Greater than or Equal to 0.0% And Less Than 0.5%	43	24.6%
Greater than or Equal to -0.5% And Less Than 0.0%	80	45.7%
Greater than or Equal to -1.0% And Less Than -0.5%	30	17.1%
Greater than or Equal to -1.5% And Less Than -1.0%	5	2.9%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	175	100.0%

*	First day of secondary market trading.
9

MSCI INTERNATIONAL QUALITY DIVIDEND ETF (QDXU)

PERFORMANCE COMPARISON

September 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	M1WDUDY[2]
Life* (cumulative)	1.78%	2.23%	2.73%

*since 1/21/2014

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors International Quality Dividend ETF was 1/21/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/21/14) to the first day of secondary market trading in shares of the Fund (1/23/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.41% / Net Expense Ratio 0.45%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.45% of the Fund’s average daily net assets per year until at least February 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

MSCI ACWI ex USA High Dividend Yield Index (the “Index”) is the exclusive property and a trademark of MSCI and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors International Quality Dividend ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of trading in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MSCI ACWI ex USA High Dividend Yield Index (M1WDUDY) is modified capitalization and is designed to reflect the performance of equities in the Parent Index (MSCI ACWI ex USA Index) with dividend yields that are higher than average dividend yield of the Parent Index that are deemed by the Index Provider to be both sustainable and persistent.
10

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

MSCI International Quality Dividend ETF (QDXU)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for QDXU is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 23, 2014* through September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.6%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	2	1.1%
Greater than or Equal to 0.5% And Less Than 1.0%	12	6.9%
Greater than or Equal to 0.0% And Less Than 0.5%	64	36.6%
Greater than or Equal to -0.5% And Less Than 0.0%	73	41.6%
Greater than or Equal to -1.0% And Less Than -0.5%	19	10.9%
Greater than or Equal to -1.5% And Less Than -1.0%	4	2.3%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	175	100.0%

*	First day of secondary market trading.
11

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2014 to September 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* April 1, 2014- September 30, 2014
MSCI Emerging Markets Quality ETF
Actual	$1,000.00	$1,048.90	0.50%	$2.57
Hypothetical**	$1,000.00	$1,022.56	0.50%	$2.54
MSCI Emerging Markets Quality Dividend ETF
Actual	$1,000.00	$1,034.30	0.50%	$2.55
Hypothetical**	$1,000.00	$1,022.56	0.50%	$2.54
MSCI International Quality ETF
Actual	$1,000.00	$ 997.30	0.46%	$2.30
Hypothetical**	$1,000.00	$1,022.76	0.46%	$2.33
MSCI International Quality Dividend ETF
Actual	$1,000.00	$1,003.50	0.45%	$2.26
Hypothetical**	$1,000.00	$1,022.81	0.45%	$2.28

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended September 30, 2014) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
12

MSCI EMERGING MARKETS QUALITY ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number of Shares		Value

COMMON STOCKS: 96.2%
Brazil: 6.3%
20,684	Ambev SA	$135,439
4,550	BB Seguridade Participacoes SA	59,810
850	CETIP SA	10,514
3,550	Cielo SA	57,969
450	Lojas Renner SA	13,058
150	M Dias Branco SA	5,978
600	Natura Cosmeticos SA	9,058
450	Porto Seguro SA	5,219
2,050	Souza Cruz SA	16,486
500	Totvs SA	7,599
700	Tractebel Energia SA	9,833
450	Via Varejo SA *	4,484
		335,447
Chile: 0.1%
506	Cia Cervecerias Unidas SA #	5,575
China / Hong Kong: 19.9%
4,000	AAC Technologies Holdings, Inc. #	23,176
4,000	ANTA Sports Products Ltd. #	8,128
18,000	Belle International Holdings Ltd. #	20,240
1,000	Biostime International Holdings Ltd. #	3,106
14,000	Brilliance China Automotive Holdings Ltd.	24,448
6,000	China BlueChemical Ltd. #	2,602
24,000	China Mobile Ltd. #	280,851
16,000	China Overseas Land & Investment Ltd. #	41,060
12,500	China Shenhua Energy Co. Ltd. #	34,794
61,000	CNOOC Ltd. #	105,195
10,000	Dongfeng Motor Group Co. Ltd. #	16,396
20,000	Geely Automobile Holdings Ltd. #	8,364
5,000	Great Wall Motor Co. Ltd. #	19,377
10,000	Guangdong Investment Ltd. #	11,690
5,000	Haier Electronics Group Co. Ltd. #	13,112
2,000	Haitian International Holdings Ltd. #	4,536
40,000	Hanergy Solar Group Ltd. * †	7,366
2,500	Hengan International Group Co. Ltd. #	24,594
2,000	Kingsoft Corp. Ltd. #	4,737
26,000	Lenovo Group Ltd. #	38,726
2,000	Shenzhou International Group Holdings Ltd. #	6,430
16,000	Sihuan Pharmaceutical Holdings Group Ltd. #	11,983
12,000	Sino Biopharmaceutical Ltd. #	11,942
5,000	Sinopec Engineering Group Co. Ltd. #	5,386
9,000	Sun Art Retail Group Ltd.	10,176
18,300	Tencent Holdings Ltd. #	272,322
2,000	Tsingtao Brewery Co. Ltd. #	14,219
30,000	Want Want China Holdings Ltd. #	37,458
2,000	Zhuzhou CSR Times Electric Co. Ltd. #	7,723
		1,070,137
Colombia: 0.5%
18,020	Ecopetrol SA	28,253
Egypt: 0.5%

3,994	Commercial International Bank Egypt SAE	28,416
Greece: 0.3%
147	Folli Follie SA * #	5,468
789	OPAP SA #	10,348
		15,816
Number of Shares		Value

India: 10.0%
83	ACC Ltd. #	$1,877
2,569	Ambuja Cements Ltd. #	8,861
1,490	Asian Paints Ltd. #	15,154
432	Bajaj Auto Ltd. #	16,419
2,247	Bharat Heavy Electricals Ltd. #	7,262
1,305	Cipla Ltd. #	13,218
2,147	Coal India Ltd. #	11,842
2,718	Dabur India Ltd. #	9,759
205	Divi’s Laboratories Ltd. #	5,966
58	GlaxoSmithKline Consumer Healthcare Ltd.	5,294
516	Godrej Consumer Products Ltd. #	8,241
1,341	HCL Technologies Ltd. #	37,195
218	Hero MotoCorp Ltd. #	10,000
4,284	Hindustan Unilever Ltd. #	51,632
2,167	Infosys Ltd. #	131,699
12,721	ITC Ltd. #	76,094
121	Nestle India Ltd.	11,694
2,954	Oil and Natural Gas Corp. Ltd. #	19,508
478	Oil India Ltd. #	4,707
3,715	Sun Pharmaceuticals Industries Ltd. #	51,415
240	Tech Mahindra Ltd. #	9,647
2,896	Wipro Ltd. #	28,072
		535,556
Indonesia: 7.4%
1,500	Astra Agro Lestari Tbk PT #	2,829
77,700	Astra International Tbk PT #	44,896
55,600	Bank Central Asia Tbk PT #	59,670
38,600	Bank Mandiri Persero Tbk PT #	31,922
28,900	Bank Negara Indonesia Persero Tbk PT #	13,059
51,300	Bank Rakyat Indonesia Tbk PT #	43,855
30,500	Bumi Serpong Damai PT #	3,863
33,000	Charoen Pokphand Indonesia Tbk PT #	11,496
1,600	Gudang Garam Tbk PT #	7,421
1,600	Indo Tambangraya Megah Tbk PT #	3,403
6,600	Indocement Tunggal Prakarsa Tbk PT #	11,701
4,500	Indofood Cbp Sukses Makmur Tbk PT #	4,189
96,500	Kalbe Farma Tbk PT #	13,436
21,300	Media Nusantara Citra Tbk PT #	5,583
55,100	Perusahaan Gas Negara Tbk PT #	27,064
13,800	Semen Gresik Persero Tbk PT #	17,435
23,700	Surya Citra Media Tbk PT #	7,456
3,600	Tambang Batubara Bukit Asam Tbk PT #	3,889
219,300	Telekomunikasi Indonesia Persero Tbk PT #	52,534
8,400	Unilever Indonesia Tbk PT #	21,840
6,100	United Tractors Tbk PT #	9,961
		397,502
Malaysia: 2.3%
3,279	Berjaya Sports Toto Bhd #	3,813
650	British American Tobacco Malaysia Bhd #	13,949
14,400	DiGi.com Bhd #	25,683
14,100	IOI Corp. Bhd #	20,673
7,300	Maxis Bhd #	14,422
10,600	Petronas Chemicals Group Bhd #	20,157
1,000	Petronas Dagangan Bhd #	6,097
2,900	Petronas Gas Bhd #	20,308
		125,102

See Notes to Financial Statements

13

MSCI EMERGING MARKETS QUALITY ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

Number of Shares		Value

Mexico: 6.2%
121,450	America Movil, SAB de CV	$153,098
4,450	Compartamos, SAB de CV	9,526
2,950	Genomma Lab Internacional, SAB de CV *	7,073
2,500	Grupo Carso, SAB de CV	14,614
8,850	Grupo Financiero Inbursa, SAB de CV	25,304
12,800	Grupo Mexico, SAB de CV	43,012
6,700	Kimberly-Clark de Mexico, SAB de CV	15,809
1,000	Promotora y Operadora de Infraestructura, SAB de CV *	13,688
20,500	Wal-Mart de Mexico, SAB de CV	51,592
		333,716
Philippines: 0.8%
2,880	Bank of the Philippine Islands #	6,290
2,890	DMCI Holdings, Inc. #	5,082
1,750	Jollibee Foods Corp.	7,643
175	Philippine Long Distance Telephone Co. #	12,075
3,330	Universal Robina Corp. #	13,827
		44,917
Poland: 0.8%
333	Eurocash SA #	3,250
255	Powszechny Zaklad Ubezpieczen SA #	37,035
		40,285
Qatar: 0.3%
355	Industries Qatar QSC #	18,106
Russia: 6.0%
7,802	Alrosa AO (USD) * #	6,996
41,691	Gazprom OAO (USD) * #	144,771
1,152	Magnit OAO (GDR) # Reg S	66,263
396	MegaFon OAO (GDR) # Reg S	10,017
2,224	Mobile TeleSystems OJSC (ADR)	33,227
4,017	Moscow Exchange (USD) #	5,925
353	Novatek OAO (GDR) # Reg S	36,775
24,118	Surgutneftegas OAO (USD) * #	15,867
		319,841
South Africa: 12.2%
408	African Rainbow Minerals Ltd. #	5,160
162	Assore Ltd. #	3,080
1,158	Bidvest Group Ltd. #	29,261
1,234	Coronation Fund Managers Ltd. #	10,540
1,251	Discovery Ltd. #	10,860
13,908	FirstRand Ltd. #	52,852
839	Foschini Group Ltd. #	8,690
699	Imperial Holdings Ltd. #	10,743
338	Kumba Iron Ore Ltd. † #	7,949
4,645	Life Healthcare Group Holdings Ltd. #	18,286
460	Massmart Holdings Ltd. #	4,990
1,332	Mr. Price Group Ltd. #	24,981
6,829	MTN Group Ltd. #	143,780
3,679	Netcare Ltd. #	10,270
2,910	RMB Holdings Ltd. #	14,559
2,705	RMI Holdings #	8,475
7,330	Sanlam Ltd. #	42,246
2,423	Sasol Ltd. #	131,234
2,005	Shoprite Holdings Ltd. #	24,791
935	Spar Group Ltd. #	10,383
635	Tiger Brands Ltd. #	17,709
2,110	Truworths International Ltd. #	12,673
Number of Shares		Value

South Africa: (continued)
1,900	Vodacom Group Ltd. #	$21,837
5,188	Woolworths Holdings Ltd. #	32,050
		657,399
South Korea: 10.0%
11	Amorepacific Corp. #	24,897
310	Cheil Worldwide, Inc. * #	6,561
147	Dongbu Insurance Co. Ltd. #	8,270
150	Halla Visteon Climate Control Corp. #	7,265
49	Hyundai Glovis Co. Ltd. #	14,940
256	Hyundai Mobis Co. Ltd. #	62,324
56	Hyundai Wia Corp. #	11,395
420	Kangwon Land, Inc. #	14,230
28	Korea Zinc Co. Ltd. #	10,323
383	KT&G Corp. #	34,276
37	LG Household & Health Care Ltd. #	17,756
151	NAVER Corp. #	115,345
57	NCsoft Corp. #	7,255
163	Samsung Electronics Co. Ltd. #	182,561
213	Woongjin Coway Co. Ltd. #	16,988
		534,386
Spain: 0.1%
737	Cemex Latam Holdings SA (COP) *	6,572
Taiwan: 10.2%
1,099	Advantech Co. Ltd. #	7,756
3,000	Asustek Computer, Inc. #	28,627
2,010	Chicony Electronics Co. Ltd. #	6,012
7,000	Delta Electronics, Inc. #	44,221
1,040	Eclat Textile Co. Ltd. #	9,443
6,000	Far EasTone Telecommunications Co. Ltd. #	11,503
3,150	Foxconn Technology Co. Ltd. #	7,783
1,000	Giant Manufacturing Co. Ltd. #	7,787
1,000	Largan Precision Co. Ltd. #	71,543
1,050	Merida Industry Co. Ltd. #	7,311
2,000	Novatek Microelectronics Corp. Ltd. #	9,870
1,000	Phison Electronics Corp. #	6,964
3,000	President Chain Store Corp. #	21,510
2,000	Radiant Opto-Electronics Corp. #	7,911
2,000	Ruentex Industries Ltd. #	4,445
1,040	ScinoPharm Taiwan Ltd. #	2,133
1,000	Simplo Technology Co. Ltd. #	4,824
1,090	Standard Foods Corp.	2,455
7,000	Taiwan Mobile Co. Ltd. #	21,226
66,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	262,755
1,000	Transcend Information, Inc. #	3,319
		549,398
Thailand: 1.0%
5,400	Advanced Info Service PCL (NVDR) #	37,443
5,500	BEC World PCL (NVDR) #	7,960
1,500	Bumrungrad Hospital PCL (NVDR) #	6,089
13,700	Home Product Center PCL (NVDR) #	4,396
		55,888
Turkey: 0.9%
1,212	BIM Birlesik Magazalar AS #	25,326
283	Ford Otomotiv Sanayi AS * #	3,243
221	Koza Altin Isletmeleri AS #	1,643
3,267	Turkcell Iletisim Hizmetleri AS * #	17,047
		47,259

See Notes to Financial Statements

14

Number of Shares		Value

United States: 0.4%
697	Southern Copper Corp.	$20,666
Total Common Stocks (Cost: $4,905,286)		5,170,237
PREFERRED STOCKS: 1.4%
Brazil: 0.4%
500	AES Tiete SA	4,399
2,850	Cia Energetica de Minas Gerais	17,440
		21,839
Chile: 0.2%
426	Sociedad Quimica y Minera de Chile SA	11,073
Russia: 0.3%
23,397	Surgutneftegas OJSC (USD) * #	16,136
South Korea: 0.5%
30	Samsung Electronics Co. Ltd. #	25,522
Total Preferred Stocks (Cost: $76,875)		74,570
PARTICIPATORY NOTE: 2.2% (Cost: $101,929)
Luxembourg: 2.2%
2,753	Merrill Lynch Intl & Co. Tata Consultancy Services Ltd., 01/08/19 (USD) #	121,846
Total Investments Before Collateral for Securities Loaned: 99.8%
(Cost: $5,084,090)		5,366,653
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.3%
(Cost: $14,603)
Repurchase Agreement: 0.3%
$14,603	Repurchase agreement dated 9/30/14 with Daiwa Capital Markets America, 0.01% due 10/1/14, proceeds $14,603; (collateralized by various U.S. government and agency obligations, 0.00% to 9.25%, due 10/16/14 to 8/15/44, valued at $14,895 including accrued interest)	$14,603
Total Investments: 100.1% (Cost: $5,098,693)		5,381,256
Liabilities in excess of other assets: (0.1)%		(6,082)
NET ASSETS: 100.0%		$5,375,174

ADR	American Depositary Receipt
COP	Colombian Peso
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $13,779.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,478,368 which represents 83.3% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

15

MSCI EMERGING MARKETS QUALITY ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	9.3%	$498,148
Consumer Staples	15.7	842,034
Energy	10.5	562,471
Financials	9.9	529,270
Health Care	2.8	151,811
Industrials	2.4	130,559
Information Technology	28.6	1,532,622
Materials	3.6	194,261
Telecommunication Services	15.5	834,743
Utilities	1.7	90,734
	100.0%	$5,366,653

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Brazil	$335,447	$—	$ —	$335,447
Chile	—	5,575	—	5,575
China / Hong Kong	41,990	1,028,147	—	1,070,137
Colombia	28,253	—	—	28,253
Egypt	28,416	—	—	28,416
Greece	—	15,816	—	15,816
India	16,988	518,568	—	535,556
Indonesia	—	397,502	—	397,502
Malaysia	—	125,102	—	125,102
Mexico	333,716	—	—	333,716
Philippines	7,643	37,274	—	44,917
Poland	—	40,285	—	40,285
Qatar	—	18,106	—	18,106
Russia	33,227	286,614	—	319,841
South Africa	—	657,399	—	657,399
South Korea	—	534,386	—	534,386
Spain	6,572	—	—	6,572
Taiwan	2,455	546,943	—	549,398
Thailand	—	55,888	—	55,888
Turkey	—	47,259	—	47,259
United States	20,666	—	—	20,666
Preferred Stocks
Brazil	21,839	—	—	21,839
Chile	11,073	—	—	11,073
Russia	—	16,136	—	16,136
South Korea	—	25,522	—	25,522
Participatory Note*	—	121,846	—	121,846
Repurchase Agreement	—	14,603	—	14,603
Total	$888,285	$4,492,971	$ —	$5,381,256

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

16

MSCI EMERGING MARKETS QUALITY DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number of Shares		Value

COMMON STOCKS: 96.3%
Brazil: 5.2%
3,950	BB Seguridade Participacoes SA	$51,923
10,150	BM&FBOVESPA SA	46,366
4,950	CCR SA	33,908
1,150	CETIP SA	14,225
1,900	Cia de Saneamento Basico do Estado de Sao Paulo	15,342
3,950	Cielo SA	64,500
1,700	Duratex SA	6,274
950	Natura Cosmeticos SA	14,342
650	Porto Seguro SA	7,539
900	Tractebel Energia SA	12,642
500	Transmissora Alianca de Energia Eletrica SA	3,995
		271,056
Chile: 0.5%
14,672	Aguas Andinas SA #	8,486
132,772	Banco de Chile	16,392
		24,878
China / Hong Kong: 33.9%
121,000	Agricultural Bank of China Ltd. #	53,553
6,000	ANTA Sports Products Ltd. #	12,192
446,000	Bank of China Ltd. #	199,795
10,000	China BlueChemical Ltd. #	4,337
23,000	China Coal Energy Co. Ltd. #	13,427
14,000	China Communications Services Corp. Ltd. #	6,507
372,000	China Construction Bank Corp. #	260,147
34,900	China Minsheng Banking Corp. Ltd. #	31,929
26,000	China Mobile Ltd. #	304,255
144,000	China Petroleum & Chemical Corp. #	125,944
19,000	China Shenhua Energy Co. Ltd. #	52,887
7,400	China Vanke Co. Ltd. * #	13,010
100,000	CNOOC Ltd. #	172,451
10,000	COSCO Pacific Ltd. #	13,263
26,000	Country Garden Holdings Co. Ltd. #	9,806
5,600	Guangzhou R&F Properties Co. Ltd. #	5,653
414,000	Industrial & Commercial Bank of China Ltd. #	258,744
6,000	Jiangsu Expressway Co. Ltd. #	6,335
7,000	Jiangxi Copper Co. Ltd. (Class H) #	11,513
8,000	Lee & Man Paper Manufacturing Ltd. #	4,064
118,000	PetroChina Co. Ltd. (Class H) #	151,230
8,000	Shimao Property Holdings Ltd. #	16,160
18,500	Sino-Ocean Land Holdings Ltd. #	9,728
10,500	Soho China Ltd. #	7,595
28,000	Yuexiu Property Co. Ltd. #	4,966
34,000	Zijin Mining Group Ltd. † #	8,271
7,600	Zoomlion Heavy Industry Science and Technology Co. Ltd. #	4,432
		1,762,194
Colombia: 0.8%
27,684	Ecopetrol SA	43,405
Czech Republic: 0.4%
85	Komercni Banka AS #	20,210
Egypt: 0.1%
1,915	Telecom Egypt #	3,669
Number of Shares		Value

India: 0.8%
2,523	Cairn India Ltd. #	$12,718
2,835	Coal India Ltd. #	15,637
674	Oil India Ltd. #	6,636
1,662	Rural Electrification Corp. Ltd. #	6,701
		41,692
Indonesia: 0.8%
80,800	Adaro Energy Tbk PT #	7,778
2,200	Indo Tambangraya Megah Tbk PT #	4,680
61,200	Perusahaan Gas Negara Tbk PT #	30,060
		42,518
Malaysia: 4.2%
6,100	Alliance Financial Group Bhd #	9,278
14,400	Axiata Group Bhd #	30,745
700	British American Tobacco Malaysia Bhd #	15,022
17,400	DiGi.com Bhd #	31,034
16,300	IOI Corp. Bhd #	23,898
2,400	Lafarge Malaysia Bhd	7,535
25,600	Malayan Banking Bhd #	77,717
5,972	Telekom Malaysia Bhd #	12,021
3,300	UMW Holdings Bhd #	12,336
		219,586
Mexico: 0.9%
10,250	Grupo Financiero Santander Mexico, SAB de CV	27,742
8,600	Kimberly-Clark de Mexico, SAB de CV	20,293
		48,035
Philippines: 0.1%
8,300	Aboitiz Power Corp. #	7,532
Poland: 4.5%
183	Bank Handlowy w Warszawie SA #	6,901
736	Bank Pekao SA #	43,093
1,133	Energa SA #	8,225
786	KGHM Polska Miedz SA #	29,981
4,909	PKO Bank Polski SA #	58,718
4,721	Polska Grupa Energetyczna SA #	29,868
315	Powszechny Zaklad Ubezpieczen SA #	45,748
2,970	Synthos SA #	4,115
5,900	Tauron Polska Energia SA #	9,559
		236,208
Qatar: 1.0%
441	Industries Qatar QSC #	22,492
510	Qatar National Bank SAQ #	28,379
		50,871
Russia: 11.3%
62,407	Gazprom OAO (USD) * #	216,707
2,863	Lukoil OAO (USD) * #	145,535
522	MegaFon OAO (GDR) # Reg S	13,204
311	MMC Norilsk Nickel OJSC (USD) #	57,456
2,899	Mobile TeleSystems OJSC (ADR)	43,311
6,541	Rosneft OAO (USD) * #	38,314
7,946	Tatneft OAO (USD) * #	46,552
7,413	Uralkali OJSC (USD) #	26,173
		587,252
South Africa: 15.6%
1,903	Barclays Africa Group Ltd. #	25,910
1,276	Coronation Fund Managers Ltd. #	10,898
17,398	FirstRand Ltd. #	66,115

See Notes to Financial Statements

17

MSCI EMERGING MARKETS QUALITY DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

Number of Shares		Value

South Africa: (continued)
1,121	Foschini Group Ltd. #	$11,611
1,045	Imperial Holdings Ltd. #	16,061
361	Kumba Iron Ore Ltd. † #	8,490
5,725	MMI Holdings Ltd. #	13,264
9,454	MTN Group Ltd. #	199,047
3,341	Nampak Ltd. #	12,154
1,154	Nedbank Group Ltd. #	22,301
3,057	PPC Ltd. #	7,988
3,960	RMB Holdings Ltd. #	19,812
3,751	RMI Holdings #	11,752
10,332	Sanlam Ltd. #	59,548
3,101	Sasol Ltd. #	167,955
923	Spar Group Ltd. #	10,250
6,819	Standard Bank Group Ltd. #	78,690
2,127	Truworths International Ltd. #	12,775
2,087	Vodacom Group Ltd. #	23,986
5,217	Woolworths Holdings Ltd. #	32,229
		810,836
South Korea: 1.4%
616	KT&G Corp. #	55,128
54	SK Telecom Co. Ltd. #	14,855
		69,983
Taiwan: 10.1%
35,000	Advanced Semiconductor Engineering, Inc. #	40,882
12,240	Asia Cement Corp. #	15,634
4,000	Asustek Computer, Inc. #	38,169
3,015	Chicony Electronics Co. Ltd. #	9,018
3,000	China Motor Corp. #	2,671
21,000	Chunghwa Telecom Co. Ltd. #	63,226
3,000	CTCI Corp. #	5,104
10,000	Delta Electronics, Inc. #	63,173
17,340	Far Eastern New Century Corp. #	17,464
9,000	Far EasTone Telecommunications Co. Ltd. #	17,255
2,000	Farglory Land Development Co. Ltd. #	2,352
12,060	Lite-On Technology Corp. #	17,346
3,000	Novatek Microelectronics Corp. Ltd. #	14,806
1,000	Phison Electronics Corp. #	6,964
12,000	Pou Chen Corp. #	13,331
15,000	Quanta Computer, Inc. #	38,075
2,000	Radiant Opto-Electronics Corp. #	7,911
3,000	Realtek Semiconductor Corp. #	10,653
4,000	Ruentex Development Co. Ltd. #	6,456
3,000	Ruentex Industries Ltd. #	6,667
2,000	Simplo Technology Co. Ltd. #	9,649
7,000	Synnex Technology International Corp. #	9,665
19,000	Taiwan Cement Corp. #	28,278
4,000	Taiwan Fertilizer Co. Ltd. #	6,608
9,000	Taiwan Mobile Co. Ltd. #	27,291
11,000	Teco Electric and Machinery Co. Ltd. #	11,295
1,000	Transcend Information, Inc. #	3,319
3,150	TSRC Corp. #	3,771
7,000	Unimicron Technology Corp. #	5,210
13,260	Wistron Corp. #	13,503
8,000	WPG Holdings Ltd. #	9,787
		525,533
Number of Shares		Value

Thailand: 4.0%
5,800	Advanced Info Service PCL (NVDR) #	$40,216
1,400	Bangkok Bank PCL #	9,054
1,700	Bangkok Bank PCL (NVDR) #	10,681
5,500	BEC World PCL (NVDR) #	7,960
2,900	Glow Energy PCL (NVDR) #	8,515
19,600	Krung Thai Bank PCL (NVDR) #	14,288
7,800	PTT Exploration & Production PCL (NVDR) #	38,425
9,400	PTT Global Chemical PCL (NVDR) #	17,656
4,800	PTT PCL (NVDR) #	53,227
4,600	Thai Oil PCL (NVDR) #	7,292
		207,314
Turkey: 0.3%
1,327	Arcelik AS #	7,065
394	Ford Otomotiv Sanayi AS * #	4,515
701	Tofas Turk Otomobil Fabrikasi AS #	3,934
		15,514
United Arab Emirates: 0.4%
2,883	Dubai Islamic Bank #	6,491
2,407	First Gulf Bank PJSC #	12,279
		18,770
Total Common Stocks (Cost: $4,953,451)		5,007,056
PREFERRED STOCKS: 1.9%
Brazil: 1.3%
4,250	Cia Energetica de Minas Gerais	26,007
600	Cia Paranaense de Energia	8,166
1,650	Telefonica Brasil SA	32,601
		66,774
Chile: 0.1%
1,593	Embotelladora Andina SA	5,169
Russia: 0.5%
38,893	Surgutneftegas OJSC (USD) * #	26,824
Total Preferred Stocks (Cost: $102,301)		98,767
RIGHTS: 0.0%
China / Hong Kong: 0.0%
1,733	Country Garden Holdings Co. Ltd. Rights (HKD 2.50, expiring 10/08/14 ) * #	98
9,240	Yuexiu Property Co. Ltd. Rights (HKD 1.25, expiring 10/14/14) * #	143
Total Rights (Cost: $0)		241
MONEY MARKET FUND: 1.0% (Cost: $50,367)
50,367	Dreyfus Government Cash Management Fund	50,367
Total Investments Before Collateral for Securities Loaned: 99.2%
(Cost: $5,106,119)		5,156,431

See Notes to Financial Statements

18

Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.3%
(Cost: $15,894)
Repurchase Agreement: 0.3%
$15,894	Repurchase agreement dated 9/30/14 with Daiwa Capital Markets America, 0.01% due 10/1/14, proceeds $15,894; (collateralized by various U.S. government and agency obligations, 0.00% to 11.25%, due 10/23/14 to 3/1/48, valued at $16,212 including accrued interest)	$15,894
Total Investments: 99.5% (Cost: $5,122,013)		5,172,325
Other assets less liabilities: 0.5%		27,191
NET ASSETS: 100.0%		$5,199,516

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $15,111.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,604,387 which represents 88.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.8%	$143,347
Consumer Staples	2.8	144,102
Energy	26.1	1,347,624
Financials	33.0	1,702,150
Industrials	2.2	114,293
Information Technology	7.0	362,630
Materials	5.1	260,298
Telecommunication Services	16.7	863,223
Utilities	3.3	168,397
Money Market Fund	1.0	50,367
	100.0%	$5,156,431

See Notes to Financial Statements

19

MSCI EMERGING MARKETS QUALITY DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Brazil	$271,056	$—	$—	$271,056
Chile	16,392	8,486	—	24,878
China / Hong Kong	—	1,762,194	—	1,762,194
Colombia	43,405	—	—	43,405
Czech Republic	—	20,210	—	20,210
Egypt	—	3,669	—	3,669
India	—	41,692	—	41,692
Indonesia	—	42,518	—	42,518
Malaysia	7,535	212,051	—	219,586
Mexico	48,035	—	—	48,035
Philippines	—	7,532	—	7,532
Poland	—	236,208	—	236,208
Qatar	—	50,871	—	50,871
Russia	43,311	543,941	—	587,252
South Africa	—	810,836	—	810,836
South Korea	—	69,983	—	69,983
Taiwan	—	525,533	—	525,533
Thailand	—	207,314	—	207,314
Turkey	—	15,514	—	15,514
United Arab Emirates	—	18,770	—	18,770
Preferred Stocks
Brazil	66,774	—	—	66,774
Chile	5,169	—	—	5,169
Russia	—	26,824	—	26,824
Rights*	—	241	—	241
Money Market Fund	50,367	—	—	50,367
Repurchase Agreement	—	15,894	—	15,894
Total	$552,044	$4,620,281	$—	$5,172,325

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

20

MSCI INTERNATIONAL QUALITY ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number
of Shares		Value

COMMON STOCKS: 98.5%
Australia: 6.0%
1,224	Amcor Ltd. #	$12,117
3,106	BHP Billiton Ltd. #	91,492
2,050	BHP Billiton Plc (GBP) #	56,704
1,868	Brambles Ltd. #	15,531
60	Cochlear Ltd. #	3,647
633	CSL Ltd. #	41,011
64	Flight Centre Travel Group Ltd. #	2,392
114	Ramsay Health Care Ltd. #	4,993
75	REA Group Ltd. #	2,835
343	Seek Ltd. #	4,850
4,900	Telstra Corp. Ltd. #	22,722
287	TPG Telecom Ltd. #	1,718
1,399	Woolworths Ltd. #	41,868
		301,880
Belgium: 0.2%
149	Belgacom SA #	5,188
80	Colruyt SA † #	3,526
		8,714
Brazil: 2.0%
5,418	Ambev SA	35,477
1,150	BB Seguridade Participacoes SA	15,117
850	CCR SA	5,823
200	CETIP SA	2,474
900	Cielo SA	14,696
300	Estacio Participacoes SA	3,116
150	Lojas Renner SA	4,353
50	M Dias Branco SA	1,993
150	Natura Cosmeticos SA	2,264
100	Porto Seguro SA	1,160
500	Souza Cruz SA	4,021
150	Totvs SA	2,280
200	Tractebel Energia SA	2,809
150	Via Varejo SA *	1,495
270	WEG SA	3,149
		100,227
Canada: 4.0%
392	Alimentation Couche Tard, Inc.	12,561
373	Canadian Imperial Bank of Commerce †	33,573
826	Canadian National Railway Co.	58,767
460	Canadian Oil Sands Ltd.	8,504
261	CI Financial Corp.	7,887
78	Dollarama, Inc.	6,631
117	Gildan Activewear, Inc.	6,415
266	Imperial Oil Ltd.	12,594
85	Metro, Inc.	5,697
844	Potash Corp of Saskatchewan, Inc.	29,288
242	Saputo, Inc.	6,784
154	Tim Hortons, Inc.	12,153
		200,854
Chile: 0.0%
133	Cia Cervecerias Unidas SA #	1,465
China / Hong Kong: 8.2%
1,000	AAC Technologies Holdings, Inc. #	5,794
1,000	America Movil, SAB de CV #	2,032
5,000	Belle International Holdings Ltd. #	5,622
4,000	Brilliance China Automotive Holdings Ltd.	6,985
1,000	Cheung Kong Infrastructure Holdings Ltd. #	7,008
Number
of Shares		Value

China / Hong Kong: (continued)
2,000	China BlueChemical Ltd. #	$868
2,000	China Communications Services Corp. Ltd. #	930
6,500	China Mobile Ltd. #	76,064
4,000	China Overseas Land & Investment Ltd. #	10,265
3,500	China Shenhua Energy Co. Ltd. #	9,742
16,000	CNOOC Ltd. #	27,592
2,000	Dongfeng Motor Group Co. Ltd. #	3,279
3,000	Galaxy Entertainment Group Ltd. #	17,418
5,000	Geely Automobile Holdings Ltd. #	2,091
1,500	Great Wall Motor Co. Ltd. #	5,813
2,000	Guangdong Investment Ltd. #	2,338
1,000	Haier Electronics Group Co. Ltd. #	2,622
1,000	Haitian International Holdings Ltd. #	2,268
10,000	Hanergy Solar Group Ltd. * †	1,842
900	Hang Seng Bank Ltd. #	14,442
500	Hengan International Group Co. Ltd. #	4,919
1,200	Hong Kong Exchanges and Clearing Ltd. #	25,828
900	Inner Mongolia Yitai Coal Co. (USD) #	1,533
1,000	Kingsoft Corp. Ltd. #	2,369
8,000	Lenovo Group Ltd. #	11,916
1,500	Power Assets Holdings Ltd. #	13,258
2,800	Sands China Ltd. #	14,607
1,000	Shenzhou International Group Holdings Ltd. #	3,215
4,000	Sihuan Pharmaceutical Holdings Group Ltd. #	2,996
4,000	Sino Biopharmaceutical Ltd. #	3,981
1,500	Sinopec Engineering Group Co. Ltd. #	1,616
2,000	SJM Holdings Ltd. #	3,808
2,500	Sun Art Retail Group Ltd.	2,827
6,300	Tencent Holdings Ltd. #	93,750
8,000	Want Want China Holdings Ltd. #	9,989
1,600	Wynn Macau Ltd. #	5,099
2,000	Yangzijiang Shipbuilding Holdings Ltd. (SGD) #	1,849
500	Zhuzhou CSR Times Electric Co. Ltd. #	1,931
		410,506
Colombia: 0.1%
4,827	Ecopetrol SA	7,568
Denmark: 3.6%
160	Coloplast AS #	13,382
2,923	Novo Nordisk AS #	139,189
261	Novozymes AS #	11,297
158	Pandora AS #	12,338
21	Tryg AS #	2,179
26	William Demant Holding AS *	1,995
		180,380
Egypt: 0.1%
1,055	Commercial International Bank Egypt SAE	7,506
Finland: 0.7%
130	Elisa OYJ #	3,444
451	Kone OYJ #	18,059
134	Orion OYJ #	5,233
158	Wartsila OYJ Abp #	7,041
		33,777

See Notes to Financial Statements

21

MSCI INTERNATIONAL QUALITY ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

Number
of Shares		Value

France: 2.0%
249	Bureau Veritas SA #	$5,504
120	Dassault Systemes #	7,710
197	Essilor International SA #	21,608
251	Legrand SA #	13,045
244	L’Oreal SA #	38,703
178	Publicis Groupe SA #	12,200
29	Societe BIC SA #	3,739
		102,509
Germany: 2.4%
102	Beiersdorf AG #	8,488
105	Continental AG #	19,893
113	Henkel AG & Co. KGaA #	10,539
43	Hugo Boss AG #	5,361
984	SAP SE #	71,026
133	United Internet AG #	5,648
		120,955
Greece: 0.1%
39	Folli Follie SA * #	1,451
209	OPAP SA #	2,741
		4,192
India: 3.6%
22	ACC Ltd. #	497
668	Ambuja Cements Ltd. #	2,304
393	Asian Paints Ltd. #	3,997
113	Bajaj Auto Ltd. #	4,295
590	Bharat Heavy Electricals Ltd. #	1,907
416	Cairn India Ltd. #	2,097
343	Cipla Ltd. #	3,474
603	Coal India Ltd. #	3,326
698	Dabur India Ltd. #	2,506
54	Divi’s Laboratories Ltd. #	1,571
285	GAIL India Ltd. #	2,068
15	GlaxoSmithKline Consumer Healthcare Ltd.	1,369
138	Godrej Consumer Products Ltd. #	2,204
344	HCL Technologies Ltd. #	9,542
56	Hero MotoCorp Ltd. #	2,569
1,094	Hindustan Unilever Ltd. #	13,185
568	Infosys Ltd. #	34,520
3,243	ITC Ltd. #	19,399
31	Nestle India Ltd.	2,996
772	Oil and Natural Gas Corp. Ltd. #	5,098
125	Oil India Ltd. #	1,231
986	Sun Pharmaceuticals Industries Ltd. #	13,646
683	Tata Consultancy Services Ltd. #	30,229
754	Tata Motors Ltd. #	6,124
64	Tech Mahindra Ltd. #	2,573
762	Wipro Ltd. #	7,386
		180,113
Indonesia: 2.1%
400	Astra Agro Lestari Tbk PT #	754
20,900	Astra International Tbk PT #	12,076
14,600	Bank Central Asia Tbk PT #	15,669
10,200	Bank Mandiri Persero Tbk PT #	8,435
7,600	Bank Negara Indonesia Persero Tbk PT #	3,434
13,600	Bank Rakyat Indonesia Tbk PT #	11,626
8,200	Bumi Serpong Damai PT #	1,039
8,700	Charoen Pokphand Indonesia Tbk PT #	3,031
Number
of Shares		Value

Indonesia: (continued)
400	Gudang Garam Tbk PT #	$1,855
400	Indo Tambangraya Megah Tbk PT #	851
1,700	Indocement Tunggal Prakarsa Tbk PT #	3,014
1,200	Indofood Cbp Sukses Makmur Tbk PT #	1,117
25,400	Kalbe Farma Tbk PT #	3,537
5,700	Media Nusantara Citra Tbk PT #	1,494
14,700	Perusahaan Gas Negara Tbk PT #	7,220
3,600	Semen Gresik Persero Tbk PT #	4,548
6,100	Surya Citra Media Tbk PT #	1,919
1,000	Tambang Batubara Bukit Asam Tbk PT #	1,080
58,000	Telekomunikasi Indonesia Persero Tbk PT #	13,894
2,200	Unilever Indonesia Tbk PT #	5,720
1,600	United Tractors Tbk PT #	2,613
		104,926
Ireland: 1.3%
501	James Hardie Industries Plc (LDR) (AUD) #	5,239
169	Kerry Group Plc	11,917
556	Shire Plc (GBP) #	47,973
		65,129
Israel: 0.1%
464	Israel Chemicals Ltd. #	3,332
Japan: 3.3%
100	Calbee, Inc. #	3,268
100	Daito Trust Construction Co. Ltd. #	11,823
200	Dena Co. Ltd. #	2,542
100	Fast Retailing Co. Ltd. #	33,503
600	Fuji Heavy Industries Ltd. #	19,872
100	Gree, Inc. #	682
100	Hisamitsu Pharmaceutical Co., Inc. #	3,591
200	Japan Airlines Co. Ltd. #	5,472
1,100	Japan Tobacco, Inc. #	35,738
400	JGC Corp. #	10,927
200	Kakaku.com, Inc. #	2,840
100	Lawson, Inc. #	6,995
200	M3, Inc. #	3,207
50	Nitori Holdings Co. Ltd. #	3,097
100	Oracle Corp. #	3,902
100	Park24 Co. Ltd. #	1,595
100	Sysmex Corp. #	4,026
100	Trend Micro, Inc. #	3,388
200	USS Co. Ltd. #	3,059
1,600	Yahoo Japan Corp. #	6,080
		165,607
Luxembourg: 0.3%
49	RTL Group SA * #	4,196
439	Tenaris SA #	10,019
		14,215
Malaysia: 0.7%
841	Berjaya Sports Toto Bhd #	978
200	British American Tobacco Malaysia Bhd #	4,292
3,700	DiGi.com Bhd #	6,599
3,700	IOI Corp. Bhd #	5,425
2,000	Maxis Bhd #	3,951
2,800	Petronas Chemicals Group Bhd #	5,324
300	Petronas Dagangan Bhd #	1,829
800	Petronas Gas Bhd #	5,602
		34,000

See Notes to Financial Statements

22

Number
of Shares		Value

Mexico: 1.9%
32,150	America Movil, SAB de CV	$40,528
400	Arca Continental, SAB de CV	2,746
1,200	Compartamos, SAB de CV	2,569
150	El Puerto de Liverpool, SAB de CV	1,735
800	Genomma Lab Internacional, SAB de CV *	1,918
200	Grupo Aeroportuario del Sureste, SAB de CV	2,581
700	Grupo Carso, SAB de CV	4,092
2,350	Grupo Financiero Inbursa, SAB de CV	6,719
3,450	Grupo Mexico, SAB de CV	11,593
1,750	Kimberly-Clark de Mexico, SAB de CV	4,129
250	Promotora y Operadora de Infraestructura, SAB de CV *	3,422
5,350	Wal-Mart de Mexico, SAB de CV	13,464
		95,496
New Zealand: 0.0%
389	Ryman Healthcare Ltd. #	2,367
Philippines: 0.3%
760	Bank of the Philippine Islands #	1,660
800	DMCI Holdings, Inc. #	1,407
460	Jollibee Foods Corp.	2,009
105	Philippine Long Distance Telephone Co. #	7,245
890	Universal Robina Corp. #	3,696
		16,017
Poland: 0.2%
90	Eurocash SA #	878
68	Powszechny Zaklad Ubezpieczen SA #	9,876
		10,754
Portugal: 0.1%
301	Jeronimo Martins, SGPS SA #	3,313
Qatar: 0.2%
93	Industries Qatar QSC #	4,743
85	Qatar National Bank SAQ #	4,730
		9,473
Russia: 1.8%
2,095	Alrosa AO (USD) * #	1,879
10,953	Gazprom OAO (USD) * #	38,034
308	Magnit OAO (GDR) # Reg S	17,716
104	MegaFon OAO (GDR) # Reg S	2,631
584	Mobile TeleSystems OJSC (ADR)	8,725
1,341	Moscow Exchange (USD) #	1,978
95	Novatek OAO (GDR) # Reg S	9,897
1,350	Tatneft OAO (USD) * #	7,909
		88,769
Singapore: 1.0%
1,000	Keppel Corp. Ltd. #	8,228
1,000	Sembcorp Industries Ltd. #	4,059
1,000	Sembcorp Marine Ltd. #	2,929
1,000	Singapore Exchange Ltd. #	5,664
2,000	Singapore Technologies Engineering Ltd. #	5,717
8,000	Singapore Telecommunications Ltd. #	23,821
		50,418
South Africa: 3.5%
109	African Rainbow Minerals Ltd. #	1,379
44	Assore Ltd. #	836
305	Bidvest Group Ltd. #	7,707
318	Coronation Fund Managers Ltd. #	2,716
327	Discovery Ltd. #	2,839
Number
of Shares		Value

South Africa: (continued)
3,655	FirstRand Ltd. #	$13,889
224	Foschini Group Ltd. #	2,320
183	Imperial Holdings Ltd. #	2,813
87	Kumba Iron Ore Ltd. † #	2,046
1,208	Life Healthcare Group Holdings Ltd. #	4,756
123	Massmart Holdings Ltd. #	1,334
341	Mr. Price Group Ltd. #	6,395
1,817	MTN Group Ltd. #	38,256
997	Netcare Ltd. #	2,783
216	Pick n Pay Stores Ltd. #	1,006
765	RMB Holdings Ltd. #	3,827
711	RMI Holdings #	2,228
1,992	Sanlam Ltd. #	11,481
638	Sasol Ltd. #	34,555
529	Shoprite Holdings Ltd. #	6,541
239	Spar Group Ltd. #	2,654
168	Tiger Brands Ltd. #	4,685
552	Truworths International Ltd. #	3,315
489	Vodacom Group Ltd. #	5,620
1,326	Woolworths Holdings Ltd. #	8,192
		174,173
South Korea: 4.6%
81	Cheil Worldwide, Inc. * #	1,714
39	Dongbu Insurance Co. Ltd. #	2,194
40	Halla Visteon Climate Control Corp. #	1,937
13	Hyundai Glovis Co. Ltd. #	3,964
68	Hyundai Mobis Co. Ltd. #	16,555
15	Hyundai Wia Corp. #	3,052
110	Kangwon Land, Inc. #	3,727
255	Kia Motors Corp. #	12,951
7	Korea Zinc Co. Ltd. #	2,581
100	KT&G Corp. #	8,949
10	LG Household & Health Care Ltd. #	4,799
39	NAVER Corp. #	29,791
15	NCsoft Corp. #	1,909
17	S-1 Corp. #	1,312
118	Samsung Electronics Co. Ltd. #	132,161
58	Woongjin Coway Co. Ltd. #	4,626
		232,222
Spain: 0.9%
194	Cemex Latam Holdings SA (COP) *	1,730
1,371	Inditex SA #	37,851
252	Zardoya Otis SA #	3,124
		42,705
Sweden: 2.7%
331	Alfa Laval AB #	7,060
297	Assa Abloy AB #	15,278
811	Atlas Copco AB #	23,165
471	Atlas Copco AB #	12,185
367	Elekta AB #	3,611
1,375	Hennes & Mauritz AB #	56,916
220	Investment AB Kinnevik #	7,942
366	Skanska AB #	7,556
		133,713
Switzerland: 14.3%
2,012	ABB Ltd. * #	44,970
120	Actelion Ltd. * #	14,043
1	Chocoladefabriken Lindt & Spruengli AG #	4,986

See Notes to Financial Statements

23

MSCI INTERNATIONAL QUALITY ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

Number
of Shares		Value

Switzerland: (continued)
530	Cie Financiere Richemont SA #	$43,287
10	EMS-Chemie Holding AG #	4,135
48	Geberit AG #	15,458
65	Kuehne + Nagel International AG #	8,183
3,058	Nestle SA #	224,547
25	Partners Group Holding AG #	6,565
866	Roche Holding AG #	255,518
45	Schindler Holding AG - Participation Certificate #	6,090
21	Schindler Holding AG - Registered Shares	2,800
6	SGS SA #	12,403
21	Swisscom AG #	11,894
92	Syngenta AG #	29,107
35	The Swatch Group AG - Bearer Shares #	16,573
56	The Swatch Group AG - Registered Shares #	4,888
264	Wolseley Plc (GBP) #	13,828
		719,275
Taiwan: 3.5%
1,000	Asustek Computer, Inc. #	9,542
1,000	Catcher Technology Co. Ltd. #	9,262
2,000	Cheng Shin Rubber Industry Co. Ltd. #	4,411
1,005	Chicony Electronics Co. Ltd. #	3,006
2,000	Delta Electronics, Inc. #	12,635
2,000	Far EasTone Telecommunications Co. Ltd. #	3,834
1,050	Foxconn Technology Co. Ltd. #	2,594
2,000	Inotera Memories, Inc. * #	2,959
1,000	Novatek Microelectronics Corp. Ltd. #	4,935
1,000	President Chain Store Corp. #	7,170
1,000	Ruentex Development Co. Ltd. #	1,614
1,000	Ruentex Industries Ltd. #	2,222
2,000	Taiwan Mobile Co. Ltd. #	6,065
27,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	107,490
		177,739
Thailand: 0.6%
1,400	Advanced Info Service PCL (NVDR) #	9,707
1,400	BEC World PCL (NVDR) #	2,026
400	Bumrungrad Hospital PCL (NVDR) #	1,624
3,643	Home Product Center PCL (NVDR) #	1,169
1,200	PTT Exploration & Production PCL (NVDR) #	5,911
1,500	Siam Commercial Bank PCL (NVDR) #	8,403
		28,840
Turkey: 0.3%
309	BIM Birlesik Magazalar AS #	6,457
77	Ford Otomotiv Sanayi AS * #	882
59	Koza Altin Isletmeleri AS #	439
118	Tofas Turk Otomobil Fabrikasi AS #	662
113	Tupras-Turkiye Petrol Rafinerileri AS #	2,270
454	Turk Telekomunikasyon AS #	1,198
869	Turkcell Iletisim Hizmetleri AS * #	4,534
		16,442
Number
of Shares		Value

United Kingdom: 21.7%
1,292	Aberdeen Asset Management Plc #	$8,335
282	Admiral Group Plc #	5,848
279	Aggreko Plc #	6,983
301	AMEC Plc #	5,371
63	ASOS Plc * #	2,290
1,202	AstraZeneca Plc #	86,139
441	Babcock International Group Plc #	7,782
4,020	BAE Systems Plc #	30,599
2,045	British American Tobacco Plc #	115,237
377	Bunzl Plc #	9,809
598	Burberry Group Plc #	14,587
643	Capita Plc #	12,105
5,245	Centrica Plc #	26,141
1,200	Cobham Plc #	5,649
2,050	Compass Group Plc #	33,065
175	Croda International Plc #	5,803
2,857	Diageo Plc #	82,402
164	EasyJet Plc #	3,774
344	Hargreaves Lansdown Plc #	5,250
595	ICAP Plc #	3,721
356	IMI Plc #	7,079
999	Imperial Tobacco Group Plc #	43,013
190	Intertek Group Plc #	8,052
4,603	ITV Plc #	15,455
216	Johnson Matthey Plc #	10,186
218	London Stock Exchange Group Plc #	6,579
1,556	Marks & Spencer Group Plc #	10,174
754	Meggitt Plc #	5,500
136	Next Plc #	14,557
329	Petrofac Ltd. #	5,513
835	Reckitt Benckiser Group Plc #	72,192
977	Reed Elsevier NV (EUR) #	22,168
1,671	Reed Elsevier Plc #	26,714
419	Rio Tinto Ltd. (AUD) #	21,807
1,245	Rio Tinto Plc #	61,005
2,012	Rolls-Royce Holdings Plc * #	31,314
771	Royal Mail Plc #	4,885
129	Schroders Plc #	4,981
933	Smith & Nephew Plc #	15,695
474	Smiths Group Plc #	9,688
292	Sports Direct International Plc * #	2,918
517	Tate & Lyle Plc #	4,928
7,427	Tesco Plc #	22,186
1,338	The Sage Group Plc #	7,903
216	The Weir Group Plc #	8,723
494	TUI Travel Plc #	3,109
2,098	Unilever NV (LDR) #	83,273
1,658	Unilever Plc #	69,400
184	Whitbread Plc #	12,364
918	William Hill Plc #	5,486
		1,087,737
United States: 0.1%
189	Southern Copper Corp.	5,604

Total Common Stocks (Cost: $4,967,036)		4,942,912

See Notes to Financial Statements

24

Number
of Shares		Value

PREFERRED STOCKS: 1.0%
Brazil: 0.1%
150	AES Tiete SA	$1,320
800	Cia Energetica de Minas Gerais	4,895
		6,215
Chile: 0.1%
115	Sociedad Quimica y Minera de Chile SA	2,989
Germany: 0.4%
89	Fuchs Petrolub AG #	3,365
172	Henkel AG & Co. KGaA #	17,126
		20,491
South Korea: 0.4%
22	Samsung Electronics Co. Ltd. #	18,716
Total Preferred Stocks (Cost: $52,682)		48,411
MONEY MARKET FUND: 0.1% (Cost: $7,083)
7,083	Dreyfus Government Cash Management Fund	7,083
Total Investments Before Collateral for Securities Loaned: 99.6%
(Cost: $5,026,801)		4,998,406
Principal
Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.8%
(Cost: $38,678)
Repurchase Agreement: 0.8%
$38,678	Repurchase agreement dated 9/30/14 with Daiwa Capital Markets America, 0.01% due 10/1/14, proceeds $38,678; (collateralized by various U.S. government and agency obligations, 0.00% to 11.25%, due 10/23/14 to 3/1/48, valued at $39,452 including accrued interest)	$38,678
Total Investments: 100.4% (Cost: $5,065,479)		5,037,084
Liabilities in excess of other assets: (0.4)%		(19,871)
NET ASSETS: 100.0%		$5,017,213

ADR	American Depositary Receipt
AUD	Australian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
LDR	Local Depositary Receipt
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $36,842.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,519,669 which represents 90.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

25

MSCI INTERNATIONAL QUALITY ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	13.3%	$664,262
Consumer Staples	22.8	1,141,719
Energy	4.1	204,592
Financials	6.1	304,065
Health Care	14.2	707,514
Industrials	10.8	539,889
Information Technology	13.3	663,618
Materials	7.9	396,505
Telecommunication Services	6.0	298,568
Utilities	1.4	70,591
Money Market Fund	0.1	7,083
	100.0%	$4,998,406

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$301,880	$ —	$301,880
Belgium	—	8,714	—	8,714
Brazil	100,227	—	—	100,227
Canada	200,854	—	—	200,854
Chile	—	1,465	—	1,465
China / Hong Kong	11,654	398,852	—	410,506
Colombia	7,568	—	—	7,568
Denmark	1,995	178,385	—	180,380
Egypt	7,506	—	—	7,506
Finland	—	33,777	—	33,777
France	—	102,509	—	102,509
Germany	—	120,955	—	120,955
Greece	—	4,192	—	4,192
India	4,365	175,748	—	180,113
Indonesia	—	104,926	—	104,926
Ireland	11,917	53,212	—	65,129
Israel	—	3,332	—	3,332
Japan	—	165,607	—	165,607
Luxembourg	—	14,215	—	14,215
Malaysia	—	34,000	—	34,000
Mexico	95,496	—	—	95,496
New Zealand	—	2,367	—	2,367
Philippines	2,009	14,008	—	16,017
Poland	—	10,754	—	10,754
Portugal	—	3,313	—	3,313
Qatar	—	9,473	—	9,473
Russia	8,725	80,044	—	88,769
Singapore	—	50,418	—	50,418
South Africa	—	174,173	—	174,173
South Korea	—	232,222	—	232,222
Spain	1,730	40,975	—	42,705
Sweden	—	133,713	—	133,713
Switzerland	2,800	716,475	—	719,275
Taiwan	—	177,739	—	177,739
Thailand	—	28,840	—	28,840
Turkey	—	16,442	—	16,442
United Kingdom	—	1,087,737	—	1,087,737
United States	5,604	—	—	5,604

See Notes to Financial Statements

26

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Preferred Stocks
Brazil	$6,215	$—	$ —	$6,215
Chile	2,989	—	—	2,989
Germany	—	20,491	—	20,491
South Korea	—	18,716	—	18,716
Money Market Fund	7,083	—	—	7,083
Repurchase Agreement	—	38,678	—	38,678
Total	$478,737	$4,558,347	$ —	$5,037,084

See Notes to Financial Statements

27

MSCI INTERNATIONAL QUALITY DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2014

Number
of Shares		Value

COMMON STOCKS: 98.9%
Australia: 5.9%
418	ALS Ltd. † #	$1,922
1,281	Amcor Ltd. #	12,681
205	ASX Ltd. #	6,426
2,912	Australia & New Zealand Banking Group Ltd. #	78,673
460	Bendigo and Adelaide Bank Ltd. #	4,795
61	Cochlear Ltd. #	3,708
1,652	Fortescue Metals Group Ltd. #	5,016
2,485	Insurance Australia Group Ltd. #	13,310
108	Leighton Holdings Ltd. #	1,826
943	Metcash Ltd. #	2,170
404	Sonic Healthcare Ltd. #	6,196
1,365	Suncorp Group Ltd. #	16,768
1,522	Tatts Group Ltd. #	4,188
4,622	Telstra Corp. Ltd. #	21,433
723	Toll Holdings Ltd. #	3,564
1,213	Wesfarmers Ltd. #	44,676
787	Woodside Petroleum Ltd. #	27,929
1,334	Woolworths Ltd. #	39,923
220	WorleyParsons Ltd. #	2,946
		298,150
Austria: 0.1%
156	OMV AG #	5,247
Belgium: 0.1%
161	Belgacom SA #	5,606
Brazil: 0.8%
1,900	BM&FBOVESPA SA	8,679
950	CCR SA	6,508
750	Cielo SA	12,247
300	Duratex SA	1,107
250	EcoRodovias Infraestrutura e Logistica SA	1,231
200	Natura Cosmeticos SA	3,019
250	Odontoprev SA	908
100	Porto Seguro SA	1,160
150	Tractebel Energia SA	2,107
100	Transmissora Alianca de Energia Eletrica SA	799
		37,765
Canada: 11.3%
689	Bank of Montreal †	50,820
1,291	Bank of Nova Scotia	80,021
272	BCE, Inc.	11,656
80	Bell Aliant, Inc.	2,191
422	Canadian Imperial Bank of Commerce †	37,984
514	Canadian Oil Sands Ltd.	9,502
242	CI Financial Corp.	7,313
318	Great-West Lifeco, Inc.	9,165
365	Husky Energy, Inc.	10,040
107	IGM Financial, Inc.	4,625
89	Keyera Corp.	7,186
898	Potash Corp of Saskatchewan, Inc.	31,161
394	Power Corp. of Canada	10,957
264	Power Financial Corp.	8,093
384	Rogers Communications, Inc. †	14,404
1,530	Royal Bank of Canada	109,594
414	Shaw Communications, Inc.	10,169
217	TELUS Corp.	7,425
Number
of Shares		Value

Canada: (continued)
1,954	Toronto-Dominion Bank	$96,638
751	TransCanada Corp. †	38,761
109	Vermilion Energy, Inc. †	6,650
		564,355
Chile: 0.2%
2,775	Aguas Andinas SA #	1,605
25,112	Banco de Chile	3,100
69,993	Banco Santander Chile	3,910
		8,615
China / Hong Kong: 8.9%
23,000	Agricultural Bank of China Ltd. #	10,179
1,000	ANTA Sports Products Ltd. #	2,032
84,000	Bank of China Ltd. #	37,630
4,000	BOC Hong Kong Holdings Ltd. #	12,733
2,000	China BlueChemical Ltd. #	868
9,000	China CITIC Bank Corp. Ltd. #	5,452
4,000	China Coal Energy Co. Ltd. #	2,335
5,000	China Communications Construction Co. Ltd. #	3,608
2,000	China Communications Services Corp. Ltd. #	930
77,000	China Construction Bank Corp. #	53,848
5,000	China Merchants Bank Co. Ltd. #	8,536
6,600	China Minsheng Banking Corp. Ltd. #	6,038
6,500	China Mobile Ltd. #	76,064
28,000	China Petroleum & Chemical Corp. #	24,489
3,500	China Shenhua Energy Co. Ltd. #	9,742
1,400	China Vanke Co. Ltd. * #	2,461
3,000	Chongqing Rural Commercial Bank #	1,358
2,000	CLP Holdings Ltd. #	16,065
19,000	CNOOC Ltd. #	32,766
2,000	COSCO Pacific Ltd. #	2,653
5,000	Country Garden Holdings Co. Ltd. #	1,886
1,200	Guangzhou R&F Properties Co. Ltd. #	1,211
800	Hang Seng Bank Ltd. #	12,837
2,360	HKT Trust and HKT Ltd. #	2,844
78,000	Industrial & Commercial Bank of China Ltd. #	48,749
2,000	Jiangsu Expressway Co. Ltd. #	2,112
1,000	Jiangxi Copper Co. Ltd. (Class H) #	1,645
2,000	NWS Holdings Ltd. #	3,557
4,000	PCCW Ltd.	2,514
22,000	PetroChina Co. Ltd (Class H) #	28,195
1,500	Power Assets Holdings Ltd. #	13,258
4,000	Sino Land Co. Ltd. #	6,166
3,500	Sino-Ocean Land Holdings Ltd. #	1,840
2,000	Soho China Ltd. #	1,447
1,600	Wynn Macau Ltd. #	5,099
2,000	Yangzijiang Shipbuilding Holdings Ltd. (SGD) #	1,849
6,000	Zijin Mining Group Ltd. † #	1,460
1,400	Zoomlion Heavy Industry Science and Technology Co. Ltd. #	817
		447,273
Colombia: 0.2%
5,236	Ecopetrol SA	8,209
Czech Republic: 0.1%
16	Komercni Banka AS #	3,804

See Notes to Financial Statements

28

Number
of Shares		Value

Denmark: 0.2%
862	TDC AS #	$6,531
23	Tryg AS #	2,387
		8,918
Egypt: 0.0%
365	Telecom Egypt #	699
Finland: 1.2%
151	Elisa OYJ #	4,001
471	Fortum OYJ #	11,486
120	Metso OYJ #	4,252
136	Neste Oil OYJ	2,800
120	Nokian Renkaat OYJ #	3,601
106	Orion OYJ #	4,140
474	Sampo OYJ #	22,922
565	UPM-Kymmene OYJ #	8,033
		61,235
France: 8.6%
1,927	AXA SA #	47,474
203	Bouygues SA #	6,565
60	Casino Guichard Perrachon SA #	6,456
182	CNP Assurances #	3,426
164	Eutelsat Communications SA #	5,292
125	Lagardere SCA #	3,346
287	Rexel SA #	5,361
1,259	Sanofi #	142,378
163	SCOR SE #	5,092
2,271	Total SA #	147,080
513	Vinci SA #	29,775
1,284	Vivendi SA * #	31,011
		433,256
Germany: 7.7%
484	Allianz SE #	78,145
42	Axel Springer SE #	2,306
975	BASF SE #	88,951
1,022	Daimler AG #	78,059
3,307	Deutsche Telekom AG #	50,065
2,123	E.ON SE #	38,776
64	Hannover Rueck SE #	5,166
184	Muenchener Rueckversicherungs AG #	36,303
232	ProSiebenSat.1 Media AG #	9,199
		386,970
India: 0.1%
491	Cairn India Ltd. #	2,475
540	Coal India Ltd. #	2,978
129	Oil India Ltd. #	1,270
		6,723
Indonesia: 0.2%
15,300	Adaro Energy Tbk PT #	1,473
400	Indo Tambangraya Megah Tbk PT #	851
11,600	Perusahaan Gas Negara Tbk PT #	5,698
		8,022
Israel: 0.1%
477	Israel Chemicals Ltd. #	3,425
Italy: 0.4%
2,153	Snam SpA #	11,890
1,600	Terna Rete Elettrica Nazionale SpA #	8,033
		19,923
Number
of Shares		Value

Japan: 2.2%
1,200	Canon, Inc. #	$39,036
700	Daiichi Sankyo Co. Ltd. #	10,998
100	Daito Trust Construction Co. Ltd. #	11,823
300	Eisai Co. Ltd. #	12,132
1,600	NTT DoCoMo Inc. #	26,792
100	Sankyo Co. Ltd. #	3,583
600	Sekisui House Ltd. #	7,070
		111,434
Luxembourg: 0.2%
322	SES SA (LDR)	11,135
Malaysia: 0.9%
1,200	Alliance Financial Group Bhd #	1,825
100	British American Tobacco Malaysia Bhd #	2,146
5,300	CIMB Group Holdings Bhd #	11,356
3,300	DiGi.com Bhd #	5,886
500	Lafarge Malaysia Bhd	1,570
4,800	Malayan Banking Bhd #	14,572
2,000	Maxis Bhd #	3,951
38	Parkson Holdings Bhd * #	33
1,133	Telekom Malaysia Bhd #	2,281
600	UMW Holdings Bhd #	2,243
		45,863
Mexico: 0.2%
1,950	Grupo Financiero Santander Mexico, SAB de CV	5,278
1,650	Kimberly-Clark de Mexico, SAB de CV	3,893
		9,171
Netherlands: 5.5%
1,923	Aegon NV (EUR) #	15,837
92	Koninklijke Boskalis Westminster NV (EUR) #	5,175
2,447	Royal Dutch Shell Plc (GBP) #	96,740
3,942	Royal Dutch Shell Plc (GBP) #	150,665
320	Wolters Kluwer NV (EUR) #	8,535
		276,952
New Zealand: 0.1%
389	Contact Energy Ltd. #	1,813
730	Fletcher Building Ltd. #	4,996
		6,809
Norway: 1.7%
160	Akastor ASA #	644
160	Aker Solutions ASA *	1,594
212	Gjensidige Forsikring ASA	4,486
865	Orkla ASA #	7,821
398	SeaDrill Ltd. #	10,637
1,184	Statoil ASA #	32,245
805	Telenor ASA #	17,673
192	Yara International ASA #	9,646
		84,746
Philippines: 0.0%
1,600	Aboitiz Power Corp. #	1,452
Poland: 0.9%
35	Bank Handlowy w Warszawie SA #	1,320
139	Bank Pekao SA #	8,138
214	Energa SA #	1,554
149	KGHM Polska Miedz SA #	5,683
929	PKO Bank Polski SA #	11,112

See Notes to Financial Statements

29

MSCI INTERNATIONAL QUALITY DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

Number of Shares		Value

Poland: (continued)
893	Polska Grupa Energetyczna SA #	$5,650
60	Powszechny Zaklad Ubezpieczen SA #	8,714
562	Synthos SA #	779
1,116	Tauron Polska Energia SA #	1,808
		44,758
Portugal: 0.2%
2,458	EDP - Energias de Portugal SA #	10,720
Qatar: 0.0%
39	Industries Qatar QSC #	1,989
Russia: 2.1%
12,561	Gazprom OAO (USD) * #	43,618
542	Lukoil OAO (USD) * #	27,552
99	MegaFon OAO (GDR) # Reg S	2,504
59	MMC Norilsk Nickel OJSC (USD) #	10,900
548	Mobile TeleSystems OJSC (ADR)	8,187
1,503	Tatneft OAO (USD) * #	8,805
1,402	Uralkali OJSC (USD) #	4,950
		106,516
Singapore: 1.7%
2,000	DBS Group Holdings Ltd. #	28,854
2,000	Keppel Corp. Ltd. #	16,456
1,000	Keppel Land Ltd. #	2,743
1,000	Singapore Exchange Ltd. #	5,664
2,000	Singapore Technologies Engineering Ltd. #	5,717
8,000	Singapore Telecommunications Ltd. #	23,821
1,000	StarHub Ltd. #	3,229
		86,484
South Africa: 2.8%
360	Barclays Africa Group Ltd. #	4,901
241	Coronation Fund Managers Ltd. #	2,058
152	Exxaro Resources Ltd. † #	1,722
3,291	FirstRand Ltd. #	12,506
212	Foschini Group Ltd. #	2,196
198	Imperial Holdings Ltd. #	3,043
255	Investec Ltd. #	2,134
581	Investec Plc (GBP) #	4,878
68	Kumba Iron Ore Ltd. † #	1,599
1,083	MMI Holdings Ltd. #	2,509
1,788	MTN Group Ltd. #	37,645
632	Nampak Ltd. #	2,299
218	Nedbank Group Ltd. #	4,213
578	PPC Ltd. #	1,510
749	RMB Holdings Ltd. #	3,747
587	Sasol Ltd. #	31,793
1,290	Standard Bank Group Ltd. #	14,886
402	Truworths International Ltd. #	2,414
395	Vodacom Group Ltd. #	4,540
		140,593
South Korea: 0.3%
117	KT&G Corp. #	10,471
10	SK Telecom Co. Ltd. #	2,751
		13,222
Spain: 1.1%
215	Enagas SA #	6,915
372	Gas Natural SDG SA #	10,945
980	Mapfre SA #	3,464
115	Red Electrica Corp. SA #	9,956
1,081	Repsol YPF SA #	25,650
		56,930
Number of Shares		Value

Sweden: 1.6%
255	Electrolux AB #	$6,724
1,008	Hennes & Mauritz AB #	41,725
156	Industrivarden AB #	2,719
332	Securitas AB #	3,681
403	Skanska AB #	8,320
2,527	TeliaSonera AB #	17,445
		80,614
Switzerland: 6.5%
2,441	Novartis AG #	229,673
61	Swiss Prime Site AG * #	4,522
374	Swiss Re AG * #	29,739
25	Swisscom AG #	14,159
158	Zurich Insurance Group AG * #	46,982
		325,075
Taiwan: 1.6%
2,040	Asia Cement Corp. #	2,606
1,000	Asustek Computer, Inc. #	9,542
1,005	Chicony Electronics Co. Ltd. #	3,006
1,000	China Motor Corp. #	890
4,000	Chunghwa Telecom Co. Ltd. #	12,043
1,000	CTCI Corp. #	1,701
3,060	Far Eastern New Century Corp. #	3,082
2,000	Far EasTone Telecommunications Co. Ltd. #	3,834
2,010	Lite-On Technology Corp. #	2,891
1,000	Novatek Microelectronics Corp. Ltd. #	4,935
2,000	Pou Chen Corp. #	2,222
3,000	Quanta Computer, Inc. #	7,615
1,000	Ruentex Development Co. Ltd. #	1,614
1,000	Ruentex Industries Ltd. #	2,223
1,000	Synnex Technology International Corp. #	1,381
4,000	Taiwan Cement Corp. #	5,953
1,000	Taiwan Fertilizer Co. Ltd. #	1,652
2,000	Taiwan Mobile Co. Ltd. #	6,065
2,000	Teco Electric and Machinery Co. Ltd. #	2,054
1,050	TSRC Corp. #	1,257
1,000	Unimicron Technology Corp. #	744
2,040	Wistron Corp. #	2,077
1,000	WPG Holdings Ltd. #	1,223
		80,610
Thailand: 0.7%
1,100	Advanced Info Service PCL (NVDR) #	7,627
1,000	BEC World PCL (NVDR) #	1,447
500	Glow Energy PCL (NVDR) #	1,468
3,700	Krung Thai Bank PCL (NVDR) #	2,697
1,500	PTT Exploration & Production PCL (NVDR) #	7,389
1,800	PTT Global Chemical PCL (NVDR) #	3,381
900	PTT PCL (NVDR) #	9,980
900	Thai Oil PCL (NVDR) #	1,427
		35,416
Turkey: 0.1%
74	Ford Otomotiv Sanayi AS * #	848
133	Tofas Turk Otomobil Fabrikasi AS #	746
557	Turk Telekomunikasyon AS #	1,470
		3,064

See Notes to Financial Statements

30

Number of Shares		Value

United Arab Emirates: 0.1%
459	First Gulf Bank PJSC #	$2,341
United Kingdom: 22.3%
205	Admiral Group Plc #	4,251
418	Antofagasta Plc #	4,864
1,340	AstraZeneca Plc #	96,028
3,356	BAE Systems Plc #	25,545
19,565	BP Plc #	143,125
1,988	British American Tobacco Plc #	112,025
5,349	Centrica Plc #	26,659
5,154	GlaxoSmithKline Plc #	117,739
20,237	HSBC Holdings Plc #	205,634
585	ICAP Plc #	3,659
1,016	Imperial Tobacco Group Plc #	43,745
452	Inmarsat Plc #	5,127
1,316	J Sainsbury Plc #	5,351
6,280	Legal & General Group Plc #	23,238
1,732	Marks & Spencer Group Plc #	11,325
3,963	National Grid Plc #	56,968
5,198	Old Mutual Plc #	15,247
869	Pearson Plc	17,469
741	Reed Elsevier NV (EUR) #	16,813
254	Severn Trent Plc #	7,717
1,035	SSE Plc #	25,917
2,537	Standard Life Plc #	16,975
494	Tate & Lyle Plc #	4,709
8,614	Tesco Plc #	25,732
534	TUI Travel Plc #	3,361
28,060	Vodafone Group Plc #	92,464
2,230	WM Morrison Supermarkets Plc #	6,068
		1,117,755
Total Common Stocks (Cost: $5,111,006)		4,961,844
Number of Shares		Value

PREFERRED STOCKS: 0.4%
Brazil: 0.3%
100	AES Tiete SA	$880
800	Cia Energetica de Minas Gerais	4,896
100	Cia Paranaense de Energia	1,361
300	Telefonica Brasil SA	5,928
		13,065
Russia: 0.1%
7,356	Surgutneftegas OJSC (USD) * #	5,073
Total Preferred Stocks (Cost: $18,329)		18,138
RIGHTS: 0.0% (Cost: $0)
China / Hong Kong: 0.0%
333	Country Garden Holdings Co. Ltd. Rights (HKD 2.50, expiring 10/08/14) * #	19
MONEY MARKET FUND: 0.7% (Cost: $34,027)
34,027	Dreyfus Government Cash Management Fund	34,027
Total Investments Before Collateral for Securities Loaned: 100.0%
(Cost: $5,163,362)		5,014,028

Principal Amount

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 2.5%
(Cost: $124,485)
Repurchase Agreement: 2.5%
$124,485	Repurchase agreement dated 9/30/14 with Daiwa Capital Markets America, 0.01% due 10/1/14, proceeds $124,485; (collateralized by various U.S. government and agency obligations, 0.00% to 11.25%, due 10/23/14 to 3/1/48, valued at $126,975 including accrued interest)	124,485
Total Investments: 102.5% (Cost: $5,287,847)		5,138,513
Liabilities in excess of other assets: (2.5)%		(124,405)
NET ASSETS: 100.0%		$5,014,108

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
LDR	Local Depositary Receipt
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $118,469.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,290,671 which represents 85.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

31

MSCI INTERNATIONAL QUALITY DIVIDEND ETF

SCHEDULE OF INVESTMENTS

September 30, 2014 (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	5.4%	$269,336
Consumer Staples	6.3	318,205
Energy	19.4	971,583
Financials	30.2	1,515,776
Health Care	12.4	623,900
Industrials	3.0	149,320
Information Technology	1.7	84,697
Materials	4.4	217,992
Telecommunication Services	10.8	542,796
Utilities	5.7	286,396
Money Market Fund	0.7	34,027
	100.0%	$5,014,028

The summary of inputs used to value the Fund’s investments as of September 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$298,150	$ —	$298,150
Austria	—	5,247	—	5,247
Belgium	—	5,606	—	5,606
Brazil	37,765	—	—	37,765
Canada	564,355	—	—	564,355
Chile	7,010	1,605	—	8,615
China / Hong Kong	2,514	444,759	—	447,273
Colombia	8,209	—	—	8,209
Czech Republic	—	3,804	—	3,804
Denmark	—	8,918	—	8,918
Egypt	—	699	—	699
Finland	2,800	58,435	—	61,235
France	—	433,256	—	433,256
Germany	—	386,970	—	386,970
India	—	6,723	—	6,723
Indonesia	—	8,022	—	8,022
Israel	—	3,425	—	3,425
Italy	—	19,923	—	19,923
Japan	—	111,434	—	111,434
Luxembourg	11,135	—	—	11,135
Malaysia	1,570	44,293	—	45,863
Mexico	9,171	—	—	9,171
Netherlands	—	276,952	—	276,952
New Zealand	—	6,809	—	6,809
Norway	6,080	78,666	—	84,746
Philippines	—	1,452	—	1,452
Poland	—	44,758	—	44,758
Portugal	—	10,720	—	10,720
Qatar	—	1,989	—	1,989
Russia	8,187	98,329	—	106,516
Singapore	—	86,484	—	86,484
South Africa	—	140,593	—	140,593
South Korea	—	13,222	—	13,222
Spain	—	56,930	—	56,930
Sweden	—	80,614	—	80,614
Switzerland	—	325,075	—	325,075
Taiwan	—	80,610	—	80,610
Thailand	—	35,416	—	35,416
Turkey	—	3,064	—	3,064
United Arab Emirates	—	2,341	—	2,341
United Kingdom	17,469	1,100,286	—	1,117,755

See Notes to Financial Statements

32

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Preferred Stocks
Brazil	$13,065	$—	$ —	$13,065
Russia	—	5,073	—	5,073
Rights*	—	19	—	19
Money Market Fund	34,027	—	—	34,027
Repurchase Agreement	—	124,485	—	124,485
Total	$723,357	$4,415,156	$ —	$5,138,513

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

33

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2014

	MSCI	MSCI	MSCI	MSCI
	Emerging	Emerging	International	International
	Markets Quality	Markets Quality	Quality	Quality Dividend
	ETF	Dividend ETF	ETF	ETF

Assets:
Investments, at value (1) (2)	$5,366,653	$5,156,431	$4,998,406	$5,014,028
Short-term investments held as collateral for securities loaned (3)	14,603	15,894	38,678	124,485
Cash	25,439	—	—	—
Cash denominated in foreign currency, at value (4)	24,891	31,218	37,774	10,509
Receivables:
Investment securities sold	4,705	45,285	3,428	4,726
Due from Adviser	1,803	633	5,900	1,063
Dividends	7,278	21,429	15,552	17,675
Prepaid expenses	72	72	70	71
Total assets	5,445,444	5,270,962	5,099,808	5,172,557

Liabilities:
Payables:
Investment securities purchased	4,795	26,935	3,410	4,762
Collateral for securities loaned	14,603	15,894	38,678	124,485
Deferred Trustee fees	5	5	7	5
Accrued expenses	50,867	28,612	40,500	29,197
Total liabilities	70,270	71,446	82,595	158,449
NET ASSETS	$5,375,174	$5,199,516	$5,017,213	$5,014,108
Shares outstanding	100,000	100,000	100,000	100,000
Net asset value, redemption and offering price per share	$53.75	$52.00	$50.17	$50.14

Net assets consist of:
Aggregate paid in capital	$5,028,438	$5,026,356	$4,940,652	$5,039,718
Net unrealized appreciation (depreciation)	265,458	48,432	(35,583)	(150,245)
Undistributed net investment income	57,468	99,028	9,408	123,924
Accumulated net realized gain	23,810	25,700	102,736	711
	$5,375,174	$5,199,516	$5,017,213	$5,014,108
(1) Value of securities on loan	$13,779	$15,111	$36,842	$118,469
(2) Cost of investments	$5,084,090	$5,106,119	$5,026,801	$5,163,362
(3) Cost of short-term investments held as collateral for securities loaned	$14,603	$15,894	$38,678	$124,485
(4) Cost of cash denominated in foreign currency	$25,799	$32,481	$38,629	$10,733

See Notes to Financial Statements

34

STATEMENTS OF OPERATIONS

For the Period January 21, 2014 (commencement of operations) through September 30, 2014

	MSCI	MSCI	MSCI		MSCI
	Emerging	Emerging	International		International
	Markets Quality	Markets Quality	Quality		Quality Dividend
	ETF	Dividend ETF	ETF		ETF

Income:
Dividends	$128,152	$238,285	$225,766		$290,695
Securities lending income	429	121	1,065		1,824
Foreign taxes withheld	(13,741)	(26,741)	(20,378)		(19,731)
Total income	114,840	211,665	206,453		272,788

Expenses:
Management fees	18,335	18,091	24,231		16,069
Professional fees	29,384	24,468	29,385		24,469
Insurance	24	24	24		24
Trustees’ fees and expenses	1,524	1,370	1,539		1,524
Reports to shareholders	15,107	12,071	15,707		10,820
Indicative optimized portfolio value fee	5,846	5,917	6,509		5,951
Custodian fees	3,882	2,154	3,007		2,156
Registration fees	4,733	4,735	4,733		4,733
Transfer agent fees	379	281	346		348
Fund accounting fees	18,291	15,726	23,943		19,856
Interest	45	38	76		29
Other	34	33	55		33
Total expenses	97,584	84,908	109,555		86,012
Waiver of management fees	(18,335)	(18,091)	(24,231)		(16,069)
Expenses assumed by the Adviser	(60,868)	(48,688)	(61,017)		(53,846)
Net expenses	18,381	18,129	24,307		16,097
Net investment income	96,459	193,536	182,146		256,691

Net realized gain (loss) on:
Investments	23,668 (a)	25,700	102,844	(a)	711
In-kind redemptions	—	—	147,623		—
Foreign currency transactions and foreign denominated assets and liabilities	2,391	(1,728)	(27,536)		(9,267)
Net realized gain (loss)	26,059	23,972	222,931		(8,556)

Net change in unrealized appreciation (depreciation) on:
Investments	266,560 (b)	50,312	(33,884	)(b)	(149,334)
Foreign currency transactions and foreign denominated assets and liabilities	(1,102)	(1,880)	(1,699)		(911)
Net change in unrealized appreciation (depreciation)	265,458	48,432	(35,583)		(150,245)
Net Increase in Net Assets Resulting from Operations	$387,976	$265,940	$369,494		$97,890

(a)	Net of foreign taxes of $142 and $88 for MSCI Emerging Markets Quality ETF and MSCI International Quality ETF, respectively.
(b)	Net of foreign taxes of $16,003 and $5,489 for MSCI Emerging Markets Quality ETF and MSCI International Quality ETF, respectively.

See Notes to Financial Statements

35

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MSCI	MSCI		MSCI
	Emerging	Emerging	MSCI	International
	Markets Quality	Markets Quality	International	Quality
	ETF	Dividend ETF	Quality ETF	Dividend ETF
	For the Period	For the Period	For the Period	For the Period
	January 21,	January 21,	January 21,	January 21,
	2014(a) through	2014(a) through	2014(a) through	2014(a) through
	September 30,	September 30,	September 30,	September 30,
	2014	2014	2014	2014
Operations:
Net investment income	$96,459	$193,536	$182,146	$256,691
Net realized gain (loss)	26,059	23,972	222,931	(8,556)
Net change in unrealized appreciation (depreciation)	265,458	48,432	(35,583)	(150,245)
Net increase in net assets resulting from operations	387,976	265,940	369,494	97,890

Dividends to shareholders:
Dividends from net investment income	(41,240)	(92,780)	(145,310)	(123,500)

Share transactions:**
Proceeds from sale of shares	5,028,438	5,026,356	10,091,205	5,039,718
Cost of shares redeemed	—	—	(5,298,176)	—
Increase in net assets resulting from share transactions	5,028,438	5,026,356	4,793,029	5,039,718
Total increase in net assets	5,375,174	5,199,516	5,017,213	5,014,108
Net Assets, beginning of period	—	—	—	—
Net Assets, end of period†	$5,375,174	$5,199,516	$5,017,213	$5,014,108
† Including undistributed net investment income	$57,468	$99,028	$9,408	$123,924

** Shares of Common Stock Issued (no par value)
Shares sold	100,000	100,000	200,000	100,000
Shares redeemed	—	—	(100,000)	—
Net increase	100,000	100,000	100,000	100,000

(a)	Commencement of operations

See Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	MSCI Emerging
	Markets Quality ETF
	For the Period
	January 21,
	2014(a) through
	September 30,
	2014
Net asset value, beginning of period	$50.18
Income from investment operations:
Net investment income	0.96
Net realized and unrealized gain on investments	3.02
Total from investment operations	3.98
Less:
Dividends from net investment income	(0.41)
Net asset value, end of period	$53.75
Total return (b)	7.93	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,375
Ratio of gross expenses to average net assets	2.66	%(d)
Ratio of net expenses to average net assets	0.50	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.50	%(d)
Ratio of net investment income to average net assets	2.63	%(d)
Portfolio turnover rate	19	%(c)
	MSCI Emerging
	Markets Quality
	Dividend ETF
	For the Period
	January 21,
	2014(a) through
	September 30,
	2014
Net asset value, beginning of period	$50.08
Income from investment operations:
Net investment income	1.94
Net realized and unrealized gain on investments	0.91
Total from investment operations	2.85
Less:
Dividends from net investment income	(0.93)
Net asset value, end of period	$52.00
Total return (b)	5.62	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,200
Ratio of gross expenses to average net assets	2.35	%(d)
Ratio of net expenses to average net assets	0.50	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.50	%(d)
Ratio of net investment income to average net assets	5.35	%(d)
Portfolio turnover rate	13	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

37

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period:

	MSCI International
	Quality ETF
	For the Period
	January 21,
	2014(a) through
	September 30,
	2014
Net asset value, beginning of period	$50.15
Income from investment operations:
Net investment income	1.50
Net realized and unrealized loss on investments	(0.34)
Total from investment operations	1.16
Less:
Dividends from net investment income	(1.14)
Net asset value, end of period	$50.17
Total return (b)	2.22	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,017
Ratio of gross expenses to average net assets	2.04	%(d)
Ratio of net expenses to average net assets	0.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.45	%(d)
Ratio of net investment income to average net assets	3.40	%(d)
Portfolio turnover rate	29	%(c)
	MSCI International
	Quality Dividend ETF
	For the Period
	January 21,
	2014(a) through
	September 30,
	2014
Net asset value, beginning of period	$50.21
Income from investment operations:
Net investment income	2.57
Net realized and unrealized loss on investments	(1.40)
Total from investment operations	1.17
Less:
Dividends from net investment income	(1.24)
Net asset value, end of period	$50.14
Total return (b)	2.23	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,014
Ratio of gross expenses to average net assets	2.41	%(d)
Ratio of net expenses to average net assets	0.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.45	%(d)
Ratio of net investment income to average net assets	7.19	%(d)
Portfolio turnover rate	7	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized

See Notes to Financial Statements

38

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of September 30, 2014, offers fifty-nine investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: MSCI Emerging Markets Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI International Quality ETF and MSCI International Quality Dividend ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index licensed, managed and published by MSCI.

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
MSCI Emerging Markets Quality ETF	January 21, 2014	MSCI Emerging Markets Quality Index
MSCI Emerging Markets Quality Dividend ETF	January 21, 2014	MSCI Emerging Markets High Dividend Yield Index
MSCI International Quality ETF	January 21, 2014	MSCI ACWI ex USA Quality Index
MSCI International Quality Dividend ETF	January 21, 2014	MSCI ACWI ex USA High Dividend Yield Index

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standard Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. Participatory Notes (“P-Notes”) are fair valued using the current market value of the underlying equity investments. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of
39

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (continued)

financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels, if any, are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid quarterly by each Fund. Distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.
40

F.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the period ended September 30, 2014.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of September 30, 2014 are reflected in the Schedules of Investments.

H.	Participatory Notes—The Funds may invest in P-Notes issued by banks or broker-dealers and designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The Funds are entitled to receive any dividends paid in connection with the underlying security, however, generally do not receive voting rights. P-Notes held as of September 30, 2014 are reflected in the Schedules of Investments.

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds do not offset securities lending or repurchase agreement assets and liabilities in the Statements of Assets and Liabilities. Collateral held at September 30, 2014 is presented in the Schedules of Investments.

J.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
41

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, at least until February 1, 2015, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current management fee rate/expense caps and the amounts waived/assumed by the Adviser for the period ended September 30, 2014, are as follows:

Fund	Expense Cap	Management Fee Rate	Waiver of Management Fees	Expenses Assumed by the Adviser
MSCI Emerging Markets Quality ETF	0.50%	0.50%	$18,335	$60,868
MSCI Emerging Markets Quality Dividend ETF	0.50	0.50	18,091	48,688
MSCI International Quality ETF	0.45	0.45	24,231	61,017
MSCI International Quality Dividend ETF	0.45	0.45	16,069	53,846

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the period ended September 30, 2014, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
MSCI Emerging Markets Quality ETF	$6,059,586	$999,306
MSCI Emerging Markets Quality Dividend ETF	5,715,263	685,211
MSCI International Quality ETF	11,001,059	2,160,886
MSCI International Quality Dividend ETF	5,483,570	355,554

Note 5—Income Taxes—As of September 30, 2014, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Quality ETF	$5,098,697	$484,980	$(202,421)	$282,559
MSCI Emerging Markets Quality Dividend ETF	5,122,013	275,066	(224,754)	50,312
MSCI International Quality ETF	5,065,507	289,909	(318,332)	(28,423)
MSCI International Quality Dividend ETF	5,287,863	223,659	(373,009)	(149,350)

At September 30, 2014, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
MSCI Emerging Markets Quality ETF	$ 81,287	$(5)	$265,454	$346,736
MSCI Emerging Markets Quality Dividend ETF	124,733	(5)	48,432	173,160
MSCI International Quality ETF	112,179	(7)	(35,611)	76,561
MSCI International Quality Dividend ETF	124,656	(5)	(150,261)	(25,610)

The tax character of dividends paid to shareholders during the period ended September 30, 2014 was as follows:

Fund	Ordinary Income
MSCI Emerging Markets Quality ETF	$41,240
MSCI Emerging Markets Quality Dividend ETF	92,780
MSCI International Quality ETF	145,310
MSCI International Quality Dividend ETF	123,500
42

During the period ended September 30, 2014, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed net investment income/loss, accumulated net realized gain/loss on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase/Decrease in Undistributed Net Investment Income/Loss	Increase/Decrease in Accumulated Net Realized Gain/Loss	Increase/Decrease in Aggregate Paid in Capital
MSCI Emerging Markets Quality ETF	$ 2,249	$ (2,249)	$ —
MSCI Emerging Markets Quality Dividend ETF	(1,728)	1,728	—
MSCI International Quality ETF	(27,428)	(120,195)	147,623
MSCI International Quality Dividend ETF	(9,267)	9,267	—

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended September 30, 2014, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of September 30, 2014, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of at least 100,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended September 30, 2014, the Funds, except for MSCI International Quality ETF, had no in-kind contributions or redemptions. MSCI International Quality ETF had $4,070,998 of in-kind redemptions and no in-kind contributions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Funds to counterparty risk. The Funds are relying on the creditworthiness of the counterparty issuing the P-Note and have no rights under a P-Note against the issuer of the underlying security.

43

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2014 (continued)

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

At September 30, 2014, the Adviser owned approximately 84% of MSCI Emerging Markets Quality ETF and 63% of MSCI International Quality ETF.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund, the Bank of New York Institutional Cash Reserve, or repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at September 30, 2014 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Note 10—Bank Line of Credit—Certain Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2014, the following Funds borrowed under this Facility:

		Average	Average
	Days	Daily Loan	Interest
Fund	Outstanding	Balance	Rate
MSCI Emerging Markets Quality ETF	5	$219,217	1.48%
MSCI Emerging Markets Quality Dividend ETF	2	470,000	1.47
MSCI International Quality ETF	9	203,143	1.49
MSCI International Quality Dividend ETF	7	100,384	1.46

As of September 30, 2014, the Funds had no outstanding loan balances.

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended September 30, 2014, there were no offsets to the custodian fees.

44

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid subsequent to September 30, 2014:

Fund	Ex-Date	Record Date	Payable Date	Per Share
MSCI Emerging Markets Quality ETF	10/1/2014	10/3/2014	10/7/2014	$0.4100
MSCI Emerging Markets Quality Dividend ETF	10/1/2014	10/3/2014	10/7/2014	$0.9700
MSCI International Quality ETF	10/1/2014	10/3/2014	10/7/2014	$0.3000
MSCI International Quality Dividend ETF	10/1/2014	10/3/2014	10/7/2014	$0.4600
45

MARKET VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MSCI Emerging Markets Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI International Quality ETF and MSCI International Quality Dividend ETF (four of the series constituting Market Vectors ETF Trust) (the “Funds”) as of September 30, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period January 21, 2014 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MSCI Emerging Markets Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI International Quality ETF and MSCI International Quality Dividend ETF (four of the series constituting Market Vectors ETF Trust) at September 30, 2014, the results of their operations, the changes in their net assets and the financial highlights for the period January 21, 2014 (commencement of operations) through September 30, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 19, 2014

46

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2014 income tax purposes will be sent to them in early 2015. Please consult your tax advisor for proper treatment of this information.

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the period ended September 30, 2014 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
MSCI Emerging Markets Quality ETF	$13,816	$127,358
MSCI Emerging Markets Quality Dividend ETF	26,669	226,378
MSCI International Quality ETF	19,594	238,935
MSCI International Quality Dividend ETF	19,139	290,776
47

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

September 30, 2014 (unaudited)

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees:
David H. Chow, 56*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and registered investment adviser), March 1999 to present.	59	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present.
R. Alastair Short, 61*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	72	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.
Peter J. Sidebottom, 51*†	Trustee	Since 2012	CEO, AspenWoods LLC, 2013 to present; Independent business adviser, January 2014 to present; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	59	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte,
					November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.
Richard D. Stamberger, 55*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	72	Director, Food and Friends, Inc., 2013 to present.
Interested Trustee:
Jan F. van Eck, 51[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	59	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
48

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 54	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
Simon Chen, 42	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).
John J. Crimmins, 57	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.
Eduardo Escario, 38	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 - July 2008).
Lars Hamich, 45	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).
Wu-Kwan Kit, 33	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 - 2011); University of Pennsylvania Law School (August 2004 - May 2007).
Susan C. Lashley, 59	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 34	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 - June 2008); Officer of other investment companies advised by the Adviser.
Ferat Oeztuerk, 31	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).
James Parker, 45	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).
Jonathan R. Simon, 40	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 59	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
Janet Squitieri, 53	Chief Compliance Officer	Since September 2013	President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 - September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
49

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

(unaudited)

At a meeting held on June 6, 2014 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the Market Vectors Bank and Brokerage ETF, Biotech ETF, Environmental Services ETF, Gaming ETF, Global Chemicals ETF, MSCI International Quality Dividend ETF, MSCI International Quality ETF, MSCI Emerging Markets Quality Dividend ETF, MSCI Emerging Markets Quality ETF, Pharmaceutical ETF, Retail ETF, Semiconductor ETF and Wide Moat ETF (collectively, the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 9, 2014. At that meeting, the Trustees discussed the information the Adviser and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and (where applicable) the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance and expense information for certain of the Funds against their peer groups, the Trustees considered that some of the Funds generally invest in a different group of issuers than some or all of the other funds in a Fund’s designated peer group, and certain measures of tracking error for designated peer groups are not available. They also considered the fact that Market Vectors MSCI International Quality Dividend ETF, MSCI International Quality ETF, MSCI Emerging Markets Quality Dividend ETF and MSCI Emerging Markets Quality ETF (the “MSCI Funds”) had only recently commenced operations and therefore had no meaningful operational history that could be used for comparative purposes, since the expense information prepared by Lipper was based on estimated amounts and the performance comparisons provided by Lipper covered approximately a one-month period (January 21, 2014 (the date operations commenced for each Fund) through February 28, 2014). For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 9, 2014 meeting and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and/or median of its respective peer group of funds, except for each of Market Vectors Gaming ETF, MSCI International Quality ETF and Wide Moat ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater

50

than the average and median of its peer group of funds, while Environmental Services ETF had a total expense ratio (after the effect of any applicable expense limitation) greater than the average but equal to the median of its peer group of funds. The Trustees concluded, however, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received. The Trustees noted that this comparative data, while generally helpful, was limited in its usefulness in many cases due to the lack of a large number of directly comparable ETFs and, as noted above, the very limited operating history of the MSCI Funds.

The Trustees also considered any other benefits received by the Adviser from serving as adviser to the Funds and from providing certain administrative services to the Funds, and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees noted that certain Funds were still relatively new products, which therefore made it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the profitability of Market Vectors Global Chemicals ETF to the Adviser because the Fund had not yet commenced operations at the time of the Renewal Meeting. In addition, because the Fund had not yet commenced operations, the Trustees could not consider the historical performance or the quality of services previously provided to the Fund by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 9, 2014 meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

51

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting marketvectorsetfs.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation

335 Madison Avenue

New York, NY 10017

vaneck.com

Account Assistance:

1.888.MKT.VCTR

MVQUALAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     September 30.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2014 and
     September 30, 2013, were $288,095 and $195,800, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     September 30, 2014 and September 30, 2013, were $209,313 and $111,439, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date December 4, 2014
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date December 4, 2014
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date December 4, 2014
     ----------------